                               [C-BASS (SM) LOGO]
               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

--------------------------------------------------------------------------------
The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

RMBS NEW ISSUE TERM SHEET

$685,611,000 OFFERED CERTIFICATES (APPROXIMATE)

C-BASS MORTGAGE LOAN
ASSET-BACKED CERTIFICATES, SERIES 2006-CB6

OFFERED CERTIFICATES: A-II-1, A-II-2, A-II-3, A-II-4, M-1, M-2,
                      M-3, M-4, M-5, M-6, M-7 & M-8

ASSET BACKED FUNDING CORPORATION
Depositor

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
Seller

LITTON LOAN SERVICING LP
Servicer

JULY 24, 2006

                        [BANC OF AMERICA SECURITIES LOGO]

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DISCLAIMER
--------------------------------------------------------------------------------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

     THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB6

--------------------------------------------------------------------------------
                                CERTIFICATES(1)
--------------------------------------------------------------------------------

                                                                                                Expected Final
                                                                                  Expected        Scheduled
                   Expected                                     Expected WAL  Principal Window   Distribution
                 Approximate          Interest      Class /         (yrs)          (mos)           Date(5)
      Class        Size(2)     Group    Type    Principal Type   (CALL/MAT)      (CALL/MAT)       (CALL/MAT)
---------------------------------------------------------------------------------------------------------------
  A-I(3)(4)(7)    50,000,000     I      Float        Sr/PT                    Not Offered Hereby
A-II-1(3)(4)(6)  312,081,000    II      Float       Sr/Seq        1.00/1.00       1-22/1-22      May-08/May-08
A-II-2(3)(4)(6)   70,935,000    II      Float       Sr/Seq        2.00/2.00      22-27/22-27     Oct-08/Oct-08
A-II-3(3)(4)(6)  139,066,000    II      Float       Sr/Seq        3.50/3.50      27-75/27-75     Oct-12/Oct-12
A-II-4(3)(4)(6)   42,231,000    II      Float       Sr/Seq        6.40/8.84     75-77/75-175     Dec-12/Feb-21
   M-1(3)(4)      25,825,000  I & II    Float         Mez         4.75/5.26     46-77/46-153     Dec-12/Apr-19
   M-2(3)(4)      30,911,000  I & II    Float         Mez         4.62/5.11     43-77/43-147     Dec-12/Oct-18
   M-3(3)(4)      12,130,000  I & II    Float         Mez         4.54/5.02     42-77/42-138     Dec-12/Jan-18
   M-4(3)(4)      12,912,000  I & II    Float         Mez         4.51/4.97     41-77/41-134     Dec-12/Sep-17
   M-5(3)(4)      12,130,000  I & II    Float         Mez         4.48/4.92     40-77/40-129     Dec-12/Apr-17
   M-6(3)(4)      10,565,000  I & II    Float         Mez         4.46/4.88     39-77/39-124     Dec-12/Nov-16
   M-7(3)(4)      10,173,000  I & II    Float         Mez         4.44/4.82     39-77/39-118     Dec-12/May-16
   M-8(3)(4)       6,652,000  I & II    Float         Mez         4.44/4.79     39-77/39-112     Dec-12/Nov-15
  B-1(3)(4)(7)    10,565,000  I & II    Float         Sub                     Not Offered Hereby
  B-2(3)(4)(7)    14,086,000  I & II    Fixed         Sub                     Not Offered Hereby
  B-3(3)(4)(7)     6,261,000  I & II    Fixed         Sub                     Not Offered Hereby


                        Expected Ratings
                 -----------------------------
      Class      Moody's   S&P  Fitch  DBRS(8)
----------------------------------------------
  A-I(3)(4)(7)    Aaa      AAA   AAA     AAA
A-II-1(3)(4)(6)   Aaa      AAA   AAA     AAA
A-II-2(3)(4)(6)   Aaa      AAA   AAA     AAA
A-II-3(3)(4)(6)   Aaa      AAA   AAA     AAA
A-II-4(3)(4)(6)   Aaa      AAA   AAA     AAA
   M-1(3)(4)      Aa1      AA+   AA+    AA(h)
   M-2(3)(4)      Aa2      AA     AA     AA
   M-3(3)(4)      Aa3      AA-   AA-    AA(l)
   M-4(3)(4)       A1      A+     A+    A(h)
   M-5(3)(4)       A2       A     A       A
   M-6(3)(4)       A3      A-     A-    A(l)
   M-7(3)(4)      Baa1    BBB+   BBB+  BBB(h)
   M-8(3)(4)      Baa2     BBB   BBB     BBB
  B-1(3)(4)(7)    Baa3    BBB-   BBB-  BBB(l)
  B-2(3)(4)(7)    Ba1      BB+    UR    BB(h)
  B-3(3)(4)(7)    Ba2      BB     UR     BB

(1) The Offered Certificates will be priced to the Optional Termination Date. The Senior, Class M and Class B-1 Certificates will settle flat. The Class B-2 and Class B-3 Certificates will settle with accrued interest, beginning on July 1, 2006.

(2)  The Approximate Size is subject to a permitted variance of plus or minus
     5%.

(3) The coupons on the Class B-2 and Class B-3 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date. The certificate margins on the Senior Certificates will equal 2 times their original applicable margins on the first Distribution Date after the Optional Termination Date. The certificate margin on each class of the Class M and Class B-1 Certificates will equal 1.5 times its original certificate margin on the first Distribution Date after the Optional Termination Date.

(4)  The Certificates will be subject to a Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Class A-I Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet. The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PRICING SPEED
--------------------------------------------------------------------------------
FIXED RATE MORTGAGE LOANS:       The Pricing Speed for the fixed rate Mortgage
                                 Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23%
                                 CPR by month 10, and remain constant at 23% CPR thereafter).

ADJUSTABLE RATE MORTGAGE         The Pricing Speed for the adjustable rate
LOANS:                           Mortgage Loans is 100% PPC (assumes that
                                 prepayments start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).

--------------------------------------------------------------------------------
                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------
DEAL INFORMATION                             COLLATERAL INFORMATION
Expected Pricing    Week of July 24th, 2006  Cut-off Date            07/01/2006
Expected Closing    07/31/2006
First Distribution  08/25/2006
Expected Stepdown   08/25/2009

BOND INFORMATION

                                                                                                                      REMIC
                                                                                     Final Scheduled Distribution    Maturity
 Class   Dated Date   Initial Accrual Days*   Interest Accrual Method   Delay Days        Date (Call/Mat) **         Date ***
-----------------------------------------------------------------------------------------------------------------------------
  A-I                                                                 Not Offered Hereby
A-II-1   07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
A-II-2   07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
A-II-3   07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
A-II-4   07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  M-1    07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  M-2    07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  M-3    07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  M-4    07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  M-5    07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  M-6    07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  M-7    07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  M-8    07/31/2006             0                    Act/360                0                   7/25/2036           7/25/2051
  B-1                                                                 Not Offered Hereby
  B-2                                                                 Not Offered Hereby
  B-3                                                                 Not Offered Hereby

*    See footnote (1) on page 3.

** The Final Scheduled Distribution Date is calculated as the month after the maturity of the latest maturing 30-year Mortgage Loan in the Mortgage Pool.

*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
MORTGAGE TRADING/SYNDICATE
Rob Karr                         (212) 847-5095   robert.h.karr@bankofamerica.com
Charlene Balfour                 (212) 847-5095   charlene.c.balfour@bankofamerica.com
Sid Bothra                       (212) 847-5095   siddhartha.bothra@bankofamerica.com

GLOBAL STRUCTURED FINANCE                         Fax: (704) 388-9668
Chris Schiavone                  (212) 933-2794   chris.schiavone@bankofamerica.com
Juanita Deane-Warner             (212) 583-8405   juanita.l.deane-warner@bankofamerica.com
Niki Hogue                       (704) 387-1853   nikole.hogue@bankofamerica.com
Jorge Panduro                    (704) 386-0902   jorge.a.panduro@bankofamerica.com
Jay Wang                         (704) 387-1855   jay.wang@bankofamerica.com
Brandon Crooks                   (704) 388-1720   brandon.crooks@bankofamerica.com

RATING AGENCIES
Odile Grisard Boucher- Moody's   (212) 553-1382   odile.grisardboucher@moodys.com
Rachel Brach - Fitch             (212) 908-0224   rachel.brach@fitchratings.com
George Kimmel - S&P              (212) 438-1575   george_kimmel@standardandpoors.com
Mark Zelmanovich - DBRS          (212) 806-3260   mzelmanovich@dbrs.com

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLE OF SECURITIES:             C-BASS Mortgage Loan Asset-Backed Certificates,
                                 Series 2006-CB6.

SENIOR CERTIFICATES:             The Class A-I, Class A-II-1, Class A-II-2,
                                 Class A-II-3 and Class A-II-4 Certificates.

CLASS M CERTIFICATES:            The Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7 and Class M-8
                                 Certificates.

SUBORDINATE CERTIFICATES:        The Class B-1, Class B-2 and Class B-3
                                 Certificates. The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus.

OFFERED CERTIFICATES:            The Senior Certificates (other than the Class
                                 A-I Certificates) and the Class M Certificates.

CERTIFICATES:                    The Senior Certificates, the Class M
                                 Certificates, the Subordinate Certificates, the
                                 Class CE, Class P and Class R Certificates.

GROUP I SENIOR CERTIFICATES:     The Class A-I Certificates.

GROUP II SENIOR CERTIFICATES:    The Class A-II-1, Class A-II-2, Class A-II-3
                                 and Class A-II-4 Certificates.

LEAD MANAGER:                    Banc of America Securities LLC.

CO-MANAGER:                      Goldman, Sachs & Co., Greenwich Capital
                                 Markets, Inc. and SG Americas Securities, LLC.

DEPOSITOR:                       Asset Backed Funding Corporation.

SERVICER:                        Litton Loan Servicing LP, a subsidiary of the
                                 Seller.

SELLER:                          Credit-Based Asset Servicing and Securitization
                                 LLC ("C-BASS").

SPONSOR:                         C-BASS

TRUSTEE:                         U.S. Bank National Association.

SUPPLEMENTAL INTEREST TRUST
TRUSTEE:                         U.S. Bank National Association.

CUSTODIAN:                       The Bank of New York.

SIGNIFICANT ORIGINATORS
(+10%):                          New Century (26.03%), Ameriquest (19.84%), Own
                                 It (15.84%) and Wilmington Finance Inc.
                                 (15.80%). No other originator has originated more than 10% of the Mortgage Loans.

SWAP PROVIDER                    [TBD]. The Swap Provider will be rated at least
                                 "A2" by Moody's and "A" by S&P.

CAP PROVIDER                     [TBD]. The Cap Provider will be rated at least
                                 "A2" by Moody's and "A" by S&P.

RATING AGENCIES:                 Moody's Investors Service ("Moody's"), Standard
                                 & Poor's ("S&P"), Fitch Ratings ("Fitch"),
                                 Dominion Bond Rating Service, Inc ("DBRS")

CUT-OFF DATE:                    The close of business on July 1, 2006.

CLOSING DATE:                    On or about July 31, 2006.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

DISTRIBUTION DATES:              Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August 2006.

PAYMENT DELAY:                   With respect to the Senior, Class M and Class
                                 B-1 Certificates, 0 days. With respect to the Class B-2 and Class B-3 Certificates, 24 days.

DAY COUNT:                       With respect to the Senior, Class M and Class
                                 B-1 Certificates, Actual/360. With respect to the Class B-2 and Class B-3 Certificates,
                                 30/360.

COLLECTION PERIOD:               The period from the second day of a calendar
                                 month through the first day of the next
                                 calendar month.

PREPAYMENT PERIOD:               The period from the 16th day of a calendar
                                 month through the 15th day of the next calendar month (or, in the case of the first Prepayment
                                 Period, the period from the Cut-off Date through the 15th of the next calendar month)..

SERVICING FEE:                   0.50% per annum.

TRUSTEE FEE:                     0.0035% per annum.

OPTIONAL TERMINATION DATE:       Any Distribution Date on which the aggregate
                                 principal balance of the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

DENOMINATION:                    $100,000 minimum and increments $1 in excess
                                 thereof for the Senior Certificates, the Mezzanine Certificates and the Subordinate
                                 Certificates.

ERISA ELIGIBILITY:               The Senior Certificates, exclusive of the right
                                 to receive payments from the Supplemental
                                 Interest Trust in respect of the Interest Rate
                                 Swap Agreement, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee
                                 Retirement Income Security Act of 1974, as amended ("ERISA"), Section 4975 of the Internal
                                 Revenue Code of 1986, as amended (the "Code") or any federal, state or local law ("Similar
                                 Law") which is similar to ERISA or the Code
                                 (collectively, a "Plan") subject to certain conditions.

                                 The Class M Certificates cannot be acquired directly by a Plan or indirectly on behalf of a Plan unless such potential investor is an insurance company, the insurance company is purchasing the Class M Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchase and holding of such certificates is covered by
                                 Section III of PTCE 95-60.

                                 Prior to the termination of the Supplemental
                                 Interest Trust, a Plan must also meet the requirements of an investor-based class exemption to be eligible to purchase the Offered Certificates.

                                 Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the Offered Certificates.

SMMEA ELIGIBILITY:               The Offered Certificates will NOT be SMMEA
                                 eligible.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TAX STATUS:                      For federal income tax purposes, certain
                                 segregated portions of the Trust (exclusive of the Interest Rate Cap Agreement, the Interest
                                 Rate Swap Agreement, the Swap Account and the
                                 Supplemental Interest Trust) will be treated as one or more "real estate mortgage investment conduits" (each, a "REMIC"). Each of the Offered Certificates represent an interest in two assets for federal income tax purposes: (i) a "regular interest" in a REMIC, which will be treated as newly-originated debt instruments for most federal income tax purposes and (ii) the right to payment of Rate Cap Carryover
                                 Amounts, which is expected to represent an interest in a notional principal contract for federal income tax purposes.

MONTHLY SERVICER ADVANCES:       The Servicer is required to advance at least
                                 one business day prior to each Distribution
                                 Date scheduled principal and interest payments
                                 (net of the Servicing Fee) that were due during the related Collection Period that are not received by the related determination date until it deems such advances to be non-recoverable. The Servicer will make only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan, will not make any advances of principal on REO properties and is not required to make any advances of principal on second lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the
                                 "Relief Act") or any similar state laws.

MORTGAGE LOANS:                  The Mortgage Loans consist of 4,173 conforming
                                 and non-conforming, fixed rate and adjustable rate, conventional and FHA-insured closed-end
                                 Mortgage Loans with an aggregate principal balance of approximately $782,564,698 secured by 1st and 2nd lien, level pay, dual amortization step pay, interest only, and balloon mortgages on primarily 1-4 family properties and will be serviced by Litton Loan
                                 Servicing LP.

                                 For the purpose of calculating interest and principal on the Senior Certificates, the Mortgage Loans have been divided into two loan groups:

                                 o    Group I Mortgage Loans will consist of
                                      approximately 388 Mortgage Loans with an aggregate principal balance of $63,694,330.

                                 o    Group II Mortgage Loans will consist of
                                      approximately 3,785 Mortgage Loans with an aggregate principal balance of $718,870,368.

                                 The statistical information presented herein concerning the mortgage loans is based on the pool of mortgage loans as of the cut off date, which is July 1, 2006. The information regarding the mortgage loans is based on the principal balance of the mortgage loans as of the cut off date assuming the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut off date. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut off date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut off date as presented herein, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5.0% from the cut off pool of mortgage loans described in this free writing prospectus. Please see the collateral tables herein for additional information.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

REALIZED LOSSES:                 Losses resulting from the liquidation of
                                 defaulted mortgage loans will first be applied to excess interest, if any, amounts in the Supplemental Interest Trust, if any, and will then reduce the level of the Overcollateralization Amount. If there is no excess interest, no amounts in the Supplemental
                                 Interest Trust and no Overcollateralization
                                 Amount, such losses will be allocated to the Class M Certificates and the Subordinate
                                 Certificates in reverse order of seniority as follows: to the Class B-3, Class B-2, Class
                                 B-1, Class M-8, Class M-7, Class M-6, Class
                                 M-5, Class M-4, Class M-3, Class M-2 and Class
                                 M-1 Certificates in that order. Realized Losses will not be allocated to the Senior
                                 Certificates.

SPECIAL HAZARD LOSSES:           Special Hazard Losses are generally Realized
                                 Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                                 Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage
                                 Loan or (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes
                                 (other than the Senior Certificates), pro rata, based on their respective certificate principal balances.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

INTEREST RATE SWAP AGREEMENT     On the Closing Date, the Supplemental Interest
                                 Trust Trustee on behalf of the supplemental interest trust (the "Supplemental Interest
                                 Trust") will enter into an Interest Rate Swap
                                 Agreement with a notional amount equal to, on each Distribution Date, the "Swap Notional
                                 Amount." Under the Interest Rate Swap
                                 Agreement, the Supplemental Interest Trust will be obligated to pay a monthly rate on the Swap
                                 Notional Amount (calculated on a 30/360 basis) as set forth in the Interest Rate Swap
                                 Agreement to the Swap Provider and the
                                 Supplemental Interest Trust will be entitled to receive an amount equal to the then-current rate of one-month LIBOR on the Swap Notional
                                 Amount (calculated on an actual/360 basis) as set forth in the Interest Rate Swap Agreement from the Swap Provider, until the Interest Rate
                                 Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party ("Net Swap Payment"). See the attached schedule for the Swap Notional
                                 Amount for each Distribution Date.

                                 Generally, the Net Swap Payment will be
                                 deposited into a swap account (the "Swap
                                 Account") by the Supplemental Interest Trust
                                 Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed as described below under "Supplemental Interest Trust Distributions" and in accordance with the terms set forth in the Pooling and Servicing Agreement. The Swap Account will be part of the Supplemental Interest Trust but not an asset of any REMIC.

                                 Upon early termination of the Interest Rate
                                 Swap Agreement, the Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement. In the event that the Supplemental Interest Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full generally, prior to distributions to certificateholders.

                                 In the event that the Supplemental Interest
                                 Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Supplemental Interest Trust Trustee, on each subsequent Distribution Date, will withdraw the amount of any Net Swap Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Interest Rate Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement.

                                 A "Defaulted Swap Termination Payment" means any payment required to be made by the Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an event of default under the Interest Rate Swap Agreement with respect to which the Swap Provider is the defaulting party or a termination event (including a downgrade termination event) under that agreement (other than illegality or a tax event) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

INTEREST RATE CAP AGREEMENT      On the Closing Date, the Supplemental Interest
                                 Trust Trustee will enter into an Interest Rate
                                 Cap Agreement with an initial notional amount of $0.00. Under the Interest Rate Cap
                                 Agreement, the Cap Provider will be obligated to pay, on each distribution date, to the Trustee an amount equal to the product of (a) the excess, if any, of (i) the then current
                                 1-month LIBOR rate over (ii) 6.80% and (b) an amount equal to the lesser of (x) the Maximum
                                 Cap Notional Amount set forth herein and (y) the excess of (A) the aggregate certificate balance of the Senior and Mezzanine
                                 Certificates (prior to taking into account any distributions on such distribution date) over
                                 (B) the then current notional amount set forth on the attached Interest Rate Swap Agreement schedule, based on an "actual/360" basis until the Interest Rate Cap Agreement is terminated.

                                 Generally, the interest rate cap payments will be deposited into the Supplemental Interest Trust by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Supplemental Interest Trust will be distributed as described below under "Supplemental Interest Trust Distributions" and in accordance with the terms set forth in the Pooling and Servicing Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:              Credit enhancement for the structure is
                                 provided by Excess Interest, the Supplemental
                                 Interest Trust, Overcollateralization,
                                 Subordination and Cross-Collateralization.

                                 CERTIFICATE CREDIT ENHANCEMENT

                                 (1)  The Senior Certificates are enhanced by
                                      Excess Interest, approximately 19.45% in
                                      Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (2) The Class M-1 Certificates are enhanced by Excess Interest, approximately 16.15% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (3) The Class M-2 Certificates are enhanced by Excess Interest, approximately 12.20% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (4) The Class M-3 Certificates are enhanced by Excess Interest, approximately 10.65% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (5) The Class M-4 Certificates are enhanced by Excess Interest, approximately 9.00% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (6) The Class M-5 Certificates are enhanced by Excess Interest, approximately 7.45% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (7) The Class M-6 Certificates are enhanced by Excess Interest, approximately 6.10% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (8) The Class M-7 Certificates are enhanced by Excess Interest, approximately 4.80% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (9) The Class M-8 Certificates are enhanced by Excess Interest, approximately 3.95% in Subordinate Certificates and the Overcollateralization Amount.

                                 (10) The Class B-1 Certificates are enhanced by
                                      Excess Interest, approximately 2.60% in
                                      Subordinate Certificates and the
                                      Overcollateralization Amount.

                                 (11) The Class B-2 Certificates are enhanced by
                                      Excess Interest, approximately 0.80% in
                                      Subordinate Certificates and the
                                      Overcollateralization Amount.

                                 (12) The Class B-3 Certificates are enhanced by
                                      Excess Interest and the
                                      Overcollateralization Amount.

EXPECTED TARGET                  Prior to the Stepdown Date, 2.05% of the
OVERCOLLATERALIZATION AMOUNT:    aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 2.05% of the aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date and (ii) the greater of (x) 4.10% of the aggregate current principal balance of the Mortgage Loans and (y)
                                 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If a
                                 Trigger Event is in effect, the Target
                                 Overcollateralization Amount will be the Target
                                 Overcollateralization Amount from the previous period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION FLOOR:     For any Distribution Date, the
                                 Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                 Date.

OVERCOLLATERALIZATION AMOUNT:    On any Distribution Date, the excess, if any,
                                 of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate certificate principal balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution Date).

OVERCOLLATERALIZATION            On any Distribution Date, the excess, if any,
DEFICIENCY:                      of (x) the Target Overcollateralization Amount
                                 for such Distribution Date over (y) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

OVERCOLLATERALIZATION RELEASE    On any Distribution Date, on or after the
AMOUNT:                          Stepdown Date on which a Trigger Event is not
                                 in effect, the lesser of (x) the Principal
                                 Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such
                                 Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target
                                 Overcollateralization Amount for such
                                 Distribution Date. With respect to any
                                 Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

SENIOR ENHANCEMENT PERCENTAGE:   On any Distribution Date, is the percentage
                                 obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M and Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related
                                 Collection Period.

STEPDOWN DATE:                   The later to occur of (x) the earlier to occur
                                 of (i) the Distribution Date on which the aggregate certificate principal balance of the Senior Certificates is reduced to zero and (ii) the Distribution Date in August 2009, and (y) the first Distribution Date on which the Senior
                                 Enhancement Percentage is greater than or equal to 43.00%.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

                                       Class   Initial Credit Support   After Stepdown Support
                                      ------   ----------------------   ----------------------
                                      Senior            21.50%                   43.00%
                                        M-1             18.20%                   36.40%
                                        M-2             14.25%                   28.50%
                                        M-3             12.70%                   25.40%
                                        M-4             11.05%                   22.10%
                                        M-5              9.50%                   19.00%
                                        M-6              8.15%                   16.30%
                                        M-7              6.85%                   13.70%
                                        M-8              6.00%                   12.00%
                                        B-1              4.65%                    9.30%
                                        B-2              2.85%                    5.70%
                                        B-3              2.05%                    4.10%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TRIGGER EVENT
--------------------------------------------------------------------------------

TRIGGER EVENT:                   Is in effect on a Distribution Date if any one
                                 of the following conditions exist as of the last day of the related Collection Period:

                                 i.   The "Rolling Six Month 60+ Delinquency
                                      Percentage" equals or exceeds 41.36% of
                                      the Senior Enhancement Percentage; or

                                 ii.  The aggregate amount of realized losses
                                      incurred since the Cut-off Date through
                                      the last day of such related Collection
                                      Period divided by the initial aggregate
                                      principal balance of the Mortgage Loans
                                      exceeds the applicable percentages set
                                      forth below with respect to such
                                      Distribution Date:

                                          DISTRIBUTION DATES        CUMULATIVE REALIZED LOSS PERCENTAGE
                                          ------------------        -----------------------------------
                                        August 2008 - July 2009                     1.20%
                                        August 2009- July 2010                      2.65%
                                        August 2010 - July 2011                     4.20%
                                        August 2011 - July 2012                     5.45%
                                        August 2012 - July 2013                     6.15%
                                      August 2013 and thereafter                    6.20%

60+ DAY DELINQUENT LOAN:         Each Mortgage Loan with respect to which any
                                 portion of a monthly payment is, as of the last day of the prior Collection Period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage
                                 Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

ROLLING SIX MONTH 60+ DAY        With respect to any Distribution Date, the
DELINQUENCY PERCENTAGE:          average of the percentage equivalents of the
                                 fractions determined for each of the six immediately preceding Collection Periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding the end of each such Collection Period, and the denominator of which is the aggregate Mortgage
                                 Loan balance as of the end of the related
                                 Collection Period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

PASS-THROUGH RATE:               On each Distribution Date prior to and
                                 including the Optional Termination Date, the Pass-Through Rate for the Certificates is as follows:

                                 The Pass-Through Rate for the Senior, Class M and Class B-1 Certificates for any Distribution Date will be the lesser of:

                                      (i)  the sum of (x) one-month LIBOR as
                                           determined for the related period and
                                           (y) the related certificate margin
                                           for the applicable class, and

                                      (ii) the Rate Cap for such Distribution
                                           Date.


                                 The Pass-Through Rate for the Class B-2 and
                                 Class B-3 Certificates for any Distribution
                                 Date will be the lesser of:

                                      (i)  the certificate coupon for such
                                           Distribution Date, and

                                      (ii) the Rate Cap for such Distribution
                                           Date.


                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margins for the Senior Certificates will be equal to 2 times their respective initial margins and for the Class M and Class B-1 Certificates the related certificate margins will be 1.5 times their respective initial margins.


                                 On the Distribution Date after the Optional
                                 Termination Date, the coupon on each Class B-2 and Class B-3 Certificate will increase by 0.50% per annum.

INTEREST ACCRUAL:                Interest will accrue on the Certificates at the
                                 applicable Pass-Through Rate.

                                 o Interest on the Senior, Class M and Class B-1 Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

                                 o    Interest on the Class B-2 and Class B-3
                                      Certificates will accrue on such
                                      Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

NET MORTGAGE INTEREST RATE:      The Net Mortgage Interest Rate for each
                                 Mortgage Loan is the applicable mortgage interest rate specified in the related mortgage note less the sum of (a) the applicable
                                 Servicing Fee Rate and (b) the Trustee Fee
                                 Rate.

NET MAXIMUM MORTGAGE INTEREST    The Net Maximum Mortgage Interest Rate for each
RATE:                            Mortgage Loan is (a) (i) in the case of the
                                 adjustable rate Mortgage Loans, the applicable maximum mortgage interest rate specified in the related mortgage note and (ii) in the case of the fixed rate Mortgage Loans, the applicable mortgage interest rate specified in the relate mortgage note less (b) the sum of the applicable Servicing Fee Rate and the Trustee
                                 Fee Rate.

NET WAC: The average of the Net Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related Collection Period.

NET MAXIMUM WAC:                 The average of the Net Maximum Mortgage
                                 Interest Rates for the Mortgage Loans, weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related Collection Period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

MAXIMUM RATE CAP:                For the Senior Certificates and the Class M
                                 Certificates, the Maximum Rate Cap for any
                                 Distribution Date will be a per annum rate
                                 (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period) equal to (i) the Net Maximum WAC plus (ii) 12 times the quotient of (a) the Net Swap Payment and Swap
                                 Termination Payment, if any, made to the Trust
                                 (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Interest Rate Swap Agreement)) and (b) the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

                                 For the Subordinate Certificates, the Maximum Rate Cap for any Distribution Date will be the Net Maximum WAC expressed, other than in the case of the Class B-2 and Class B-3 Certificates, on the basis of San assumed 360-day year and the actual number of days elapsed during the related accrual period.

RATE CAP:                        The Rate Cap for any Distribution Date will be
                                 a per annum rate (expressed, other than in the case of the Class B-2 and Class B-3
                                 Certificates, on the basis of an assumed
                                 360-day year and the actual number of days elapsed during the related accrual period) equal to (i) the Net WAC less (ii) 12 times the quotient of (a) the Net Swap Payment and Swap
                                 Termination Payment, if any, made to the Swap
                                 Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Interest Rate Swap Agreement)) and (b) the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period.

ACCRUED CERTIFICATE INTEREST:    For each class of the Certificates and for each
                                 Distribution Date, an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

INTEREST CARRY FORWARD AMOUNT:   As of any Distribution Date, the excess, if
                                 any, of (a) the sum of (x) any Interest Carry
                                 Forward Amount for the prior Distribution Date
                                 (along with interest on such amount at the applicable Pass Through Rate on the basis of the related accrual method) and (y) the Accrued
                                 Certificate Interest for such Distribution Date over (b) the amount of interest actually distributed on such class on such Distribution
                                 Date.

RATE CAP CARRYOVER AMOUNT:       On any Distribution Date for any class of
                                 Certificates, the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution
                                 Date if the Pass-Through Rate had not been limited by the Rate Cap, up to but not exceeding the related Maximum Rate Cap, if applicable, over (y) the amount of interest such class of certificates received on such Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable
                                 Pass-Through Rate (not limited by the Rate Cap) on such class). No Rate Cap Carryover Amount will be paid with respect to a class of certificates once the principal balance has been reduced to zero.

MONTHLY EXCESS INTEREST          Any amount remaining pursuant to clause
AMOUNT:                          (C)(xii) under Interest Distributions below.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

GROUP I INTEREST REMITTANCE      As of any Distribution Date, (A) the sum,
AMOUNT:                          without duplication, of (i) all interest
                                 collected or advanced with respect to the related Collection Period on the Group I
                                 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fee for such Group I Mortgage Loans, certain amounts available for reimbursement of advances and servicing advances with respect to such Group I
                                 Mortgage Loans and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement), (ii) all compensating interest paid by the Servicer on such Distribution Date with respect to the Group I Mortgage Loans, (iii) the portion of any payment in connection with any principal prepayment (other than any prepayment interest excess), substitution, purchase price, termination price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the Group
                                 I Mortgage Loans received during the related prepayment period and (iv) any Reimbursement
                                 Amount relating to the Group I Mortgage Loans received during the related prepayment period less (B) the Trustee Fee for such Group I
                                 Mortgage Loans and less (C) any amounts payable to the Swap Provider (including any Net Swap
                                 Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted
                                 Swap Termination Payment)) multiplied by a fraction, the numerator of which is the aggregate principal balance of the Group I
                                 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period.

GROUP II INTEREST REMITTANCE     As of any Distribution Date, (A) the sum,
AMOUNT:                          without duplication, of (i) all interest
                                 collected or advanced with respect to the related Collection Period on the Group II
                                 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fee for such Group II Mortgage Loans, certain amounts available for reimbursement of advances and servicing advances with respect to such Group
                                 II Mortgage Loans and certain other
                                 reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing
                                 Agreement), (ii) all compensating interest paid by the Servicer on such Distribution Date with respect to the Group II Mortgage Loans, (iii) the portion of any payment in connection with any principal prepayment (other than any prepayment interest excess), substitution, purchase price, termination price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the Group II Mortgage Loans received during the related prepayment period and (iv) any Reimbursement Amount relating to the Group II
                                 Mortgage Loans received during the related prepayment period less (B) the Trustee Fee for such Group II Mortgage Loans and less (C) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination
                                 Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment) multiplied by a fraction, the numerator of which is the aggregate principal balance of the Group II
                                 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions of interest to the Certificates will be made from the Group I Interest Remittance Amount and Group II Interest Remittance Amount as follows:

(A)  From the Group I Interest Remittance Amount:

     (i) to the Class A-I Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (ii) to the Class A-I Certificates, the Interest Carry Forward Amount thereon for such Distribution Date; and

     (iii) pro rata, to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, the applicable Accrued Certificate Interest and Interest Carry Forward Amount thereon for such Distribution Date to the extent not covered by clauses (B)(i) and (B)(ii) below;

(B)  From the Group II Interest Remittance Amount:

     (i) pro rata, to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, the applicable Accrued Certificate Interest thereon for such Distribution Date;

     (ii) pro rata, to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, the applicable Interest Carry Forward Amount thereon for such Distribution Date; and

     (iii) to the Class A-I Certificates, the Accrued Certificate Interest and Interest Carry Forward Amounts thereon for such Distribution Date to the extent not covered by clauses (A)(i) and (A)(ii) above;

(C) From the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining after application of clauses (A) and (B) above:

     (i) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (ii) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (iii) to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (iv) to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (v) to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (vi) to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (vii) to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (viii) to the Class M-8 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (ix) to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (x) to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (xi) to the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

     (xii) the amount, if any, remaining will be distributed as the Excess Cashflow.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT:     With respect to any Distribution Date, to the
                                 extent of funds available, (A) the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing
                                 Advances and certain other reimbursable
                                 expenses of the following amounts, without duplication, with respect to the related
                                 Mortgage Loans of: (i) each payment of
                                 principal on a Mortgage Loan due during the related Collection Period and received by the servicer on or prior to the related
                                 Determination Date, including any Advances with respect thereto, (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the insurance proceeds and liquidation proceeds
                                 (net of certain expenses) allocable to
                                 principal actually collected by the servicer during the related Prepayment Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage
                                 Loan allocable to principal of all repurchased
                                 Mortgage Loans with respect to the related
                                 Prepayment Period, (v) any Substitution
                                 Adjustments received during the related
                                 Prepayment Period, and (vi) on the Distribution
                                 Date on which the trust is to be terminated in accordance with the Pooling and Servicing
                                 Agreement, that portion of the termination price in respect of principal less (B) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination
                                 Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment), not covered by the Interest Remittance Amount.

PRINCIPAL DISTRIBUTION AMOUNT:   The sum of (i) the Principal Remittance Amount,
                                 less the Overcollateralization Release Amount, if any, and (ii) the Extra Principal
                                 Distribution Amount.

SENIOR PRINCIPAL DISTRIBUTION    As of any Distribution Date prior to the
AMOUNT:                          Stepdown Date and on any Distribution Date
                                 thereafter on which the Trigger Event is in effect, the related Senior Principal
                                 Distribution Amount will equal 100% of the Principal Distribution Amount.

                                 As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 57.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period and (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

GROUP I SENIOR PRINCIPAL         With respect to any Distribution Date, the
ALLOCATION PERCENTAGE:           percentage equivalent of a fraction, the
                                 numerator of which is (x) the Principal
                                 Remittance Amount allocable to the Group I
                                 Mortgage Loans for such Distribution Date, and the denominator of which is (y) the Principal

GROUP I SENIOR PRINCIPAL         With respect to any Distribution Date, the
DISTRIBUTION AMOUNT:             product of (x) the Group I Senior Principal
                                 Allocation Percentage and (y) the Senior
                                 Principal Distribution Amount.

GROUP II SENIOR PRINCIPAL        With respect to any Distribution Date, the
ALLOCATION PERCENTAGE:           percentage equivalent of a fraction, the
                                 numerator of which is (x) the Principal
                                 Remittance Amount allocable to the Group II
                                 Mortgage Loans for such Distribution Date, and the denominator of which is (y) the Principal
                                 Remittance Amount for such Distribution Date.

GROUP II SENIOR PRINCIPAL        With respect to any Distribution Date, the
DISTRIBUTION AMOUNT:             product of (x) the Group II Senior Principal
                                 Allocation Percentage and (y) the Senior
                                 Principal Distribution Amount.

CLASS M-1 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates after distribution of the Senior
                                 Principal Distribution Amount on the related
                                 Distribution Date and (b) the outstanding certificate principal balance of the Class M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (ii) the lesser of (A) the product of (x) approximately 63.60% and (y) the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-2 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates and Class M-1 Certificates after distribution of the Senior Principal
                                 Distribution Amount and Class M-1 Principal
                                 Distribution Amount on the related Distribution
                                 Date and (b) the outstanding certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 71.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and
                                 (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-3 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates and the Class M-1 and Class M-2
                                 Certificates after distribution of the Senior
                                 Principal Distribution Amount, the Class M-1 and Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of
                                 (A) the product of (x) approximately 74.60% and
                                 (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                                 Collection Period and (B) the outstanding aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period minus the OC Floor.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

CLASS M-4 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates and the Class M-1, Class M-2 and
                                 Class M-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3
                                 Principal Distribution Amounts on the related
                                 Distribution Date and (b) the outstanding certificate principal balance of the Class M-4
                                 Certificates immediately prior to such
                                 Distribution Date over (ii) the lesser of (A) the product of (x) approximately 77.90% and (y) the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-5 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates and the Class M-1, Class M-2,
                                 Class M-3 and Class M-4 Certificates after distribution of the Senior Principal
                                 Distribution Amount and the Class M-1, Class
                                 M-2, Class M-3 and Class M-4 Principal
                                 Distribution Amounts on the related
                                 Distribution Date and (b) the outstanding certificate principal balance of the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (ii) the lesser of (A) the product of (x) approximately 81.00% and (y) the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-6 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates and the Class M-1, Class M-2,
                                 Class M-3, Class M-4 and Class M-5 Certificates after distribution of the Senior Principal
                                 Distribution Amount and the Class M-1, Class
                                 M-2, Class M-3, Class M-4 and Class M-5
                                 Principal Distribution Amounts on the related
                                 Distribution Date and (b) the outstanding certificate principal balance of the Class M-6
                                 Certificates immediately prior to such
                                 Distribution Date over (ii) the lesser of (A) the product of (x) approximately 83.70% and (y) the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-7 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates and the Class M-1, Class M-2,
                                 Class M-3, Class M-4, Class M-5 and Class M-6
                                 Certificates after distribution of the Senior
                                 Principal Distribution Amount and the Class
                                 M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-7 Certificates immediately prior to such Distribution Date over (ii) the lesser of
                                 (A) the product of (x) approximately 86.30% and
                                 (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                                 Collection Period and (B) the outstanding aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period minus the OC Floor.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

CLASS M-8 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates and the Class M-1, Class M-2,
                                 Class M-3, Class M-4, Class M-5, Class M-6 and
                                 Class M-7 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6 and Class M-7 Principal
                                 Distribution Amounts on the related
                                 Distribution Date and (b) the outstanding certificate principal balance of the Class M-8
                                 Certificates immediately prior to such
                                 Distribution Date over (ii) the lesser of (A) the product of (x) approximately 88.00% and (y) the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS B-1 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                                 Certificates and Class M Certificates after distribution of the Senior Principal
                                 Distribution Amount and the Class M-1, Class
                                 M-2, Class M-3, Class M-4, Class M-5, Class
                                 M-6, Class M-7 and Class M-8 Principal
                                 Distribution Amounts on the related
                                 Distribution Date and (b) the outstanding certificate principal balance of the Class B-1
                                 Certificates immediately prior to such
                                 Distribution Date over (ii) the lesser of (A) the product of (x) approximately 90.70% and (y) the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior, Class M and Class B-1 Certificates after distribution of the Senior Principal
                                 Distribution Amount and the Class M-1, Class
                                 M-2, Class M-3, Class M-4, Class M-5, Class
                                 M-6, Class M-7, Class M-8 and Class B-1
                                 Principal Distribution Amounts on the related
                                 Distribution Date and (b) the outstanding certificate principal balance of the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (ii) the lesser of (A) the product of (x) approximately 94.30% and (y) the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS B-3 PRINCIPAL              With respect to any Distribution Date, on or
DISTRIBUTION AMOUNT:             after the Stepdown Date and to the extent the
                                 Trigger Event is not in effect, the excess of
                                 (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior, Class M, Class B-1 and Class B-2 Certificates after distribution of the Senior Principal
                                 Distribution Amount and the Class M-1, Class
                                 M-2, Class M-3, Class M-4, Class M-5, Class
                                 M-6, Class M-7, Class M-8, Class B-1 and Class
                                 B-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of
                                 (A) the product of (x) approximately 95.90% and
                                 (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                                 Collection Period and (B) the outstanding aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period minus the OC Floor.

EXTRA PRINCIPAL                  As of any Distribution Date, the lesser of (x)
DISTRIBUTION AMOUNT:             the Monthly Excess Interest Amount for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency for such
                                 Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

With respect to each Distribution Date (a) before the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

     first, concurrently, as follows:

          (i) to the Class A-I Certificates, the Group I Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

          (ii) to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balances thereof have beeen reduced to zero.

     second, concurrently, as follows:

          (i) to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balances thereof have been reduced to zero; and

          (ii) to the Class A-I Certificates, the Group II Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

     third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

     fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

     fifth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

     sixth, to the Class M-4 Certificates, until the certificate principal balance thereof has been reduced to zero;

     seventh, to the Class M-5 Certificates, until the certificate principal balance thereof has been reduced to zero;

     eighth, to the Class M-6 Certificates, until the certificate principal balance thereof has been reduced to zero;

     ninth, to the Class M-7 Certificates, until the certificate principal balance thereof has been reduced to zero;

     tenth, to the Class M-8 Certificates, until the certificate principal balance thereof has been reduced to zero eleventh, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

     twelfth, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

     thirteenth, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero and fourteenth, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

     first, concurrently, as follows:

          (i) to the Class A-I Certificates, the Group I Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

          (ii) to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balances thereof have beeen reduced to zero.

     second, concurrently, as follows:

          (i) to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balances thereof have beeen reduced to zero; and

          (ii) to the Class A-I Certificates, the Group II Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

     third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     seventh, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     tenth, to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     eleventh, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     twelfth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

     thirteenth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

     fourteenth, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

On any Distribution Date, the sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and any portion of the Principal Distribution Amount (without duplication) remaining after principal distributions on the Senior, Class M and Subordinate Certificates will be applied in the following order of priority:

          (i) to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Senior Certificates;

          (ii) to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;

          (iii) to fund the Extra Principal Distribution Amount for such Distribution Date;

          (iv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

          (v) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

          (vi) to fund the Class M-1 realized loss amortization amount for such Distribution Date;

          (vii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-2 Certificates;

          (viii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

          (ix) to fund the Class M-2 realized loss amortization amount for such Distribution Date;

          (x) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-3 Certificates;

          (xi) to fund the Interest Carry Forward Amount for the Class M-3 Certificates, if any;

          (xii) to fund the Class M-3 realized loss amortization amount for such Distribution Date;

          (xiii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-4 Certificates;

          (xiv) to fund the Interest Carry Forward Amount for the Class M-4 Certificates, if any;

          (xv) to fund the Class M-4 realized loss amortization amount for such Distribution Date;

          (xvi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-5 Certificates;

          (xvii) to fund the Interest Carry Forward Amount for the Class M-5 Certificates, if any;

          (xviii) to fund the Class M-5 realized loss amortization amount for such Distribution Date;

          (xix) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-6 Certificates;

          (xx) to fund the Interest Carry Forward Amount for the Class M-6 Certificates, if any;

          (xxi) to fund the Class M-6 realized loss amortization amount for such Distribution Date;

          (xxii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-7 Certificates;

          (xxiii) to fund the Interest Carry Forward Amount for the Class M-7 Certificates, if any;

          (xxiv) to fund the Class M-7 realized loss amortization amount for such Distribution Date;

          (xxv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-8 Certificates;

          (xxvi) to fund the Interest Carry Forward Amount for the Class M-8 Certificates, if any;

          (xxvii) to fund the Class M-8 realized loss amortization amount for such Distribution Date;

          (xxviii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;

          (xxix) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

          (xxx) to fund the Class B-1 realized loss amortization amount for such Distribution Date;

          (xxxi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-2 Certificates;

          (xxxii) to fund the Interest Carry Forward Amount for the Class B-2 Certificates, if any;

          (xxxiii) to fund the Class B-2 realized loss amortization amount for such Distribution Date;

          (xxxiv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-3 Certificates;

          (xxxv) to fund the Interest Carry Forward Amount for the Class B-3 Certificates, if any;

          (xxxvi) to fund the Class B-3 realized loss amortization amount for such Distribution Date;

          (xxxvii) to fund the amount of any Rate Cap Carryover Amount, pro rata, to the Senior Certificates;

          (xxxviii) to fund the amount of any Rate Cap Carryover Amount sequentially to the Class M Certificates and Subordinate Certificates; and

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

          (xxxix) to fund distributions to the holders of the Class CE and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   SUPPLEMENTAL INTEREST TRUST DISTRIBUTIONS
--------------------------------------------------------------------------------

On any Distribution Date and after all distributions made under Interest Distributions and Principal Distributions above, funds in the Supplemental Interest Trust with respect to the Interest Rate Swap Agreement and the Interest Rate Cap Agreement will be distributed in the following order of priority:

(i) to the Swap Provider, all Net Swap Payments, if any, owed to the Swap Provider for such distribution date;

(ii) to the Swap Provider, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Provider;

(iii) to pay any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Senior Certificates, pro rata, and then to pay any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Class M Certificates, sequentially in alphanumeric order;

(iv) to pay any principal on the Certificates then entitled to distributions of principal, in accordance with the principal payments provisions described herein, in an amount necessary to maintain the applicable Target Overcollateralization Amount;

(v) to pay the Class M Certificates sequentially in alphanumeric order any Realized Losses;

(vi) to pay concurrently in proportion of their respective Rate Cap Carryover Amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any remaining Rate Cap Carryover Amounts;

(vii) to pay the Class M Certificates sequentially in alphanumeric order any remaining Rate Cap Carryover Amounts;

(viii) to the Swap Provider, any Defaulted Swap Termination Payment, to the extent not already paid; and

(ix) to the holders of the Class CE Certificates, any remaining amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SWAP SCHEDULE
--------------------------------------------------------------------------------

PERIOD   BALANCE ($)   STRIKE (%)
------   -----------   ----------
   1     718,786,000      5.61%
   2     705,803,165      5.61%
   3     690,431,991      5.61%
   4     672,842,823      5.61%
   5     653,066,066      5.61%
   6     631,169,349      5.61%
   7     607,272,453      5.61%
   8     581,820,959      5.61%
   9     555,082,920      5.61%
  10     527,885,678      5.61%
  11     501,529,875      5.61%
  12     475,606,413      5.61%
  13     450,915,293      5.61%
  14     426,592,863      5.61%
  15     403,516,831      5.61%
  16     381,614,611      5.61%
  17     361,006,130      5.61%
  18     341,412,057      5.61%
  19     323,128,391      5.61%
  20     301,124,897      5.61%
  21     273,145,301      5.61%
  22     185,210,633      5.61%
  23     173,206,978      5.61%
  24     157,072,091      5.61%
  25     148,217,123      5.61%
  26     140,552,386      5.61%
  27     133,617,414      5.61%
  28     127,829,563      5.61%
  29     122,309,987      5.61%
  30     115,260,755      5.61%
  31     110,347,289      5.61%
  32     105,028,758      5.61%
  33      96,739,031      5.61%
  34      84,460,438      5.61%
  35      78,557,600      5.61%
  36      67,331,779      5.61%
  37      64,915,203      5.61%
  38      62,585,659      5.61%
  39      60,339,981      5.61%
  40      58,175,121      5.61%
  41      56,088,143      5.61%
  42      54,076,221      5.61%
  43      52,136,632      5.61%
  44      50,266,753      5.61%
  45      48,464,061      5.61%
  46      46,726,121      5.61%
  47      45,050,591      5.61%
  48               0      5.61%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

                             MAXIMUM CAP
                               NOTIONAL
PERIOD   DISTRIBUTION DATE    AMOUNT ($)   STRIKE (%)*
------   -----------------   -----------   -----------
   1          8/25/2006                0      6.800
   2          9/25/2006        2,410,802      6.800
   3         10/25/2006        6,149,261      6.800
   4         11/25/2006       11,066,636      6.800
   5         12/25/2006       17,159,975      6.800
   6          1/25/2007       24,394,585      6.800
   7          2/25/2007       32,688,885      6.800
   8          3/25/2007       41,641,031      6.800
   9          4/25/2007       51,054,106      6.800
  10          5/25/2007       60,152,131      6.800
  11          6/25/2007       67,732,028      6.800
  12          7/25/2007       74,276,085      6.800
  13          8/25/2007       79,063,739      6.800
  14          9/25/2007       84,587,853      6.800
  15         10/25/2007       88,499,483      6.800
  16         11/25/2007       90,318,847      6.800
  17         12/25/2007       91,123,883      6.800
  18          1/25/2008       91,660,429      6.800
  19          2/25/2008       91,662,310      6.800
  20          3/25/2008       96,270,901      6.800
  21          4/25/2008      107,635,778      6.800
  22          5/25/2008      177,611,172      6.800
  23          6/25/2008      167,237,082      6.800
  24          7/25/2008      162,648,577      6.800
  25          8/25/2008      151,924,125      6.800
  26          9/25/2008      142,549,960      6.800
  27         10/25/2008      133,804,232      6.800
  28         11/25/2008      126,563,117      6.800
  29         12/25/2008      122,860,972      6.800
  30          1/25/2009      121,233,714      6.800
  31          2/25/2009      118,213,312      6.800
  32          3/25/2009      116,208,243      6.800
  33          4/25/2009      117,568,293      6.800
  34          5/25/2009      122,702,709      6.800
  35          6/25/2009      121,279,802      6.800
  36          7/25/2009      125,501,179      6.800
  37          8/25/2009      120,585,993      6.800
  38          9/25/2009      116,441,682      6.800
  39         10/25/2009      111,167,145      6.800
  40         11/25/2009      104,880,151      6.800
  41         12/25/2009       99,198,295      6.800
  42          1/25/2010       93,792,007      6.800
  43          2/25/2010       88,920,755      6.800
  44          3/25/2010       84,045,545      6.800
  45          4/25/2010       79,128,182      6.800
  46          5/25/2010       74,159,160      6.800
  47          6/25/2010       69,136,483      6.800
  48          7/25/2010                0      6.800

* Based upon actual pricing levels, the strike may be adjusted on the pricing date by no more than +/- 3% of the applicable strike rate.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS SERIES 2006-CB6
                  MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                       SUMMARY                               TOTAL          MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                     $782,564,697.99
Number of Mortgage Loans                                          4,173
Average Current Principal Loan Balance                  $    187,530.48   $ 1,227.59   $  998,847.16
Average Original Principal Loan Balance                 $    188,195.38   $11,808.28   $1,000,000.00
Weighted Average Current Combined Loan-to-Value Ratio             78.05%        4.72%         114.80%
Weighted Average Mortgage Loan Rate                               8.169%       4.875%         15.950%
Weighted Average Gross Margin                                     6.228%       2.750%          9.200%
Weighted Average Initial Periodic Rate Cap                        2.171%       1.000%          6.000%
Weighted Average Subsequent Periodic Rate Cap                     1.177%       1.000%          3.000%
(1) Weighted Average Minimum Mortgage Rate                        8.128%       5.625%         13.990%
Weighted Average Maximum Mortgage Rate                           14.469%       9.875%         20.990%
Weighted Average Original Term to Maturity (months)                 355           83             540
Weighted Average Remaining Term to Maturity (months)                350           10             539
Weighted Average Term to Roll (months)                               25            1              59
(1) Weighted Average Credit Score                                   615          425             819

(1)  Non-Zero Weighted average.

                                           PERCENT OF STATISTICAL CALCULATION
                                           DATE

                                   RANGE   PRINCIPAL BALANCE
                                  ------   -----------------
Loan Type                          Fixed         28.14%
                                   ARMs          71.86%

Lien                               First         96.77%
                                  Second          3.23%

Balloon Loans                                    36.16%
Interest Only Loans                              13.83%
Dual Amortization Step Loans                      2.32%
FHA Insured Loans                                 0.02%
Seller Financed Loans                             0.25%
Simple Interest Loans                             None
Section 32 Loans                                  None
Loans with Borrower PMI                           0.80%
Loans with Prepayment Penalties                  86.65%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            CURRENT PRINCIPAL BALANCE

                                                                PERCENTAGE OF
                                                  AGGREGATE     THE AGGREGATE
         RANGE OF                   NUMBER         CURRENT         CURRENT                          WEIGHTED          WEIGHTED
     CURRENT PRINCIPAL           OF MORTGAGE      PRINCIPAL       PRINCIPAL        WEIGHTED      AVERAGE CREDIT   AVERAGE CURRENT
         BALANCES                   LOANS          BALANCE         BALANCE      AVERAGE COUPON        SCORE             LTV*
---------------------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                      419    14,547,778.84            1.86           10.498              620             85.04
$50,000.01 to $100,000.00                661    49,378,185.14            6.31            9.155              615             78.41
$100,000.01 to $150,000.00               727    92,031,618.75           11.76            8.393              604             76.07
$150,000.01 to $200,000.00               770   134,705,581.42           17.21            8.296              609             77.25
$200,000.01 to $250,000.00               603   134,717,062.71           17.21            8.166              609             77.82
$250,000.01 to $300,000.00               368   100,786,804.22           12.88            8.001              608             78.03
$300,000.01 to $350,000.00               224    72,758,084.19            9.30            7.948              614             77.90
$350,000.01 to $400,000.00               171    63,979,342.62            8.18            7.837              619             78.21
$400,000.01 to $450,000.00                71    30,034,451.42            3.84            7.674              639             78.51
$450,000.01 to $500,000.00                58    27,394,217.41            3.50            7.682              634             77.00
$500,000.01 to $550,000.00                37    19,414,278.02            2.48            7.466              649             82.69
$550,000.01 to $600,000.00                20    11,601,031.47            1.48            7.769              616             79.27
$600,000.01 to $650,000.00                16    10,006,673.61            1.28            7.689              633             78.04
$650,000.01 to $700,000.00                10     6,750,546.66            0.86            7.474              642             83.92
$700,000.01 to $750,000.00                 5     3,606,510.55            0.46            7.675              663             84.66
$750,000.01 to $800,000.00                 5     3,842,609.36            0.49            7.115              648             78.31
$800,000.01 or greater                     8     7,009,921.60            0.90            7.571              663             85.08
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173   782,564,697.99          100.00            8.169              615             78.05
---------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  CREDIT SCORE

                                                             PERCENTAGE OF
                                  NUMBER       AGGREGATE     THE AGGREGATE
                                    OF          CURRENT         CURRENT      WEIGHTED      WEIGHTED          WEIGHTED
   RANGE OF                      MORTGAGE      PRINCIPAL       PRINCIPAL      AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
CREDIT SCORES                      LOANS        BALANCE         BALANCE       COUPON        SCORE              LTV*
------------------------------------------------------------------------------------------------------------------------
Not Available                           1       130,000.00            0.02     11.125                0             65.00
421 to 440                              6       536,215.07            0.07     11.109              431             69.55
441 to 460                             12     1,989,741.46            0.25      9.259              456             58.53
461 to 480                             41     5,770,434.14            0.74      9.631              471             67.47
481 to 500                             84    12,166,294.47            1.55      9.397              491             66.75
501 to 520                            227    42,253,432.86            5.40      9.050              511             68.83
521 to 540                            280    51,592,612.22            6.59      8.575              530             69.35
541 to 560                            327    62,201,266.21            7.95      8.551              551             71.09
561 to 580                            341    63,272,441.70            8.09      8.395              570             75.16
581 to 600                            392    73,150,735.56            9.35      8.272              590             77.19
601 to 620                            507    97,045,270.35           12.40      8.151              611             80.33
621 to 640                            571   101,618,478.80           12.99      8.058              630             82.39
641 to 660                            487    93,546,218.16           11.95      7.959              649             82.14
661 to 680                            294    56,904,995.90            7.27      7.752              670             81.24
681 to 700                            207    41,796,229.27            5.34      7.710              690             82.61
701 to 720                            124    24,294,413.72            3.10      7.535              709             81.96
721 to 740                            118    23,502,243.38            3.00      7.503              730             81.55
741 to 760                             83    17,724,273.65            2.26      7.323              750             82.89
761 to 780                             50     9,338,835.37            1.19      7.392              771             84.25
781 to 800                             17     3,169,137.15            0.40      7.332              789             84.60
801 to 820                              4       561,428.55            0.07      8.066              808             76.24
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              4,173   782,564,697.99          100.00      8.169              615             78.05
------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                           ORIGINAL TERM TO MATURITY

                                                             PERCENTAGE OF
           RANGE OF               NUMBER       AGGREGATE     THE AGGREGATE
        ORIGINAL TERM               OF          CURRENT         CURRENT      WEIGHTED      WEIGHTED          WEIGHTED
         TO MATURITY             MORTGAGE      PRINCIPAL       PRINCIPAL      AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
           (MONTHS)                LOANS        BALANCE         BALANCE       COUPON        SCORE              LTV*
------------------------------------------------------------------------------------------------------------------------
61 to 120                              14       315,601.68            0.04      7.641              644             58.44
121 to 180                            334    20,661,648.67            2.64      9.894              642             89.36
181 to 240                             34     3,200,583.42            0.41      7.991              630             77.35
241 to 300                             25     1,790,546.21            0.23      7.626              580             86.49
301 to 360                          3,750   753,179,375.49           96.24      8.124              614             77.70
361 to 420                              1        72,577.15            0.01      8.000              769             98.08
421 to 480                             13     3,015,432.11            0.39      8.127              635             84.88
481 to 540                              2       328,933.26            0.04      7.851              619             77.02
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              4,173   782,564,697.99          100.00      8.169              615             78.05
------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

                                                                 PERCENTAGE OF
                                                                      THE
           RANGE OF               NUMBER                           AGGREGATE
      REMAINING TERM TO             OF           AGGREGATE          CURRENT      WEIGHTED     WEIGHTED       WEIGHTED
          MATURITY               MORTGAGE         CURRENT          PRINCIPAL      AVERAGE      AVERAGE        AVERAGE
          (MONTHS)                LOANS      PRINCIPAL BALANCE      BALANCE       COUPON    CREDIT SCORE   CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------
1 to 60                                  9           79,879.92            0.01      8.619            567          40.33
61 to 120                               39        1,367,877.60            0.17      9.737            614          62.47
121 to 180                             316       20,058,258.16            2.56      9.884            643          90.55
181 to 240                              20        2,891,187.94            0.37      7.585            634          78.31
241 to 300                             209       15,394,981.11            1.97     10.253            578          79.46
301 to 360                           3,565      739,428,147.89           94.49      8.078            615          77.68
421 to 480                              13        3,015,432.11            0.39      8.127            635          84.88
481 to 540                               2          328,933.26            0.04      7.851            619          77.02
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               4,173      782,564,697.99          100.00      8.169            615          78.05
-----------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  PROPERTY TYPE

                                                                 PERCENTAGE OF
                                                                      THE
                                   NUMBER                          AGGREGATE
                                    OF                              CURRENT      WEIGHTED     WEIGHTED       WEIGHTED
                                  MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE      AVERAGE       AVERAGE
        PROPERTY TYPES             LOANS     PRINCIPAL BALANCE      BALANCE       COUPON    CREDIT SCORE   CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------
Single Family                        3,142      577,077,975.98           73.74      8.154            613          77.93
PUD                                    522      113,539,585.74           14.51      8.140            619          79.55
2-4 Family                             215       46,318,971.99            5.92      8.280            619          74.38
Condominium                            253       42,476,018.47            5.43      8.252            631          79.69
Manufactured                            20        1,257,437.79            0.16      9.403            581          75.90
High Rise Condo                          6        1,023,061.20            0.13      8.518            590          75.71
Townhouse                               10          586,244.44            0.07      9.425            615          82.59
Mobile Home                              5          285,402.38            0.04      8.777            607          74.21
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               4,173      782,564,697.99          100.00      8.169            615          78.05
-----------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                                 OCCUPANCY TYPE

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
                                    NUMBER                            CURRENT      WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE      AVERAGE       AVERAGE
       OCCUPANCY TYPES              LOANS      PRINCIPAL BALANCE      BALANCE       COUPON    CREDIT SCORE   CURRENT LTV*
-------------------------------------------------------------------------------------------------------------------------
Primary                                3,889      728,029,530.93           93.03      8.131            613          77.88
Investor                                 235       42,435,388.42            5.42      8.688            644          79.62
Secondary                                 49       12,099,778.64            1.55      8.618            639          82.45
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173      782,564,697.99          100.00      8.169            615          78.05
-------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                                  LOAN PURPOSE

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
                                    NUMBER                            CURRENT      WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE      AVERAGE        AVERAGE
  LOAN PURPOSE                      LOANS      PRINCIPAL BALANCE      BALANCE       COUPON    CREDIT SCORE   CURRENT LTV*
-------------------------------------------------------------------------------------------------------------------------
C/O Refinance                          2,618      534,841,413.40           68.34      8.125            601          75.78
Purchase                               1,350      214,769,675.37           27.44      8.290            651          83.99
R/T Refinance                            205       32,953,609.22            4.21      8.082            609          76.12
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173      782,564,697.99          100.00      8.169            615          78.05
-------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                           CURRENT MORTGAGE LOAN RATE

                                                  AGGREGATE     PERCENTAGE OF THE
                                    NUMBER         CURRENT      AGGREGATE CURRENT   WEIGHTED                          WEIGHTED
            RANGE OF             OF MORTGAGE      PRINCIPAL         PRINCIPAL        AVERAGE   WEIGHTED AVERAGE   AVERAGE CURRENT
  CURRENT MORTGAGE LOAN RATES       LOANS          BALANCE           BALANCE         COUPON      CREDIT SCORE           LTV*
---------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                           1       218,130.73                0.03      4.875                532             84.50
5.501% to 6.000%                          21     5,549,909.85                0.71      5.917                669             68.43
6.001% to 6.500%                         105    26,533,543.79                3.39      6.367                650             68.36
6.501% to 7.000%                         396    94,105,954.75               12.03      6.847                653             72.89
7.001% to 7.500%                         547   118,858,978.70               15.19      7.330                640             76.01
7.501% to 8.000%                         875   191,282,997.47               24.44      7.813                622             79.66
8.001% to 8.500%                         502   105,002,775.56               13.42      8.303                605             79.46
8.501% to 9.000%                         516    99,080,384.76               12.66      8.791                584             79.19
9.001% to 9.500%                         273    46,146,118.03                5.90      9.296                581             81.11
9.501% to 10.000%                        275    40,672,917.17                5.20      9.788                579             80.72
10.001% to 10.500%                       153    16,798,465.89                2.15     10.300                581             80.59
10.501% to 11.000%                       164    16,149,591.73                2.06     10.817                577             80.65
11.001% to 11.500%                       126     9,368,207.57                1.20     11.355                562             79.71
11.501% to 12.000%                       124     7,639,875.91                0.98     11.817                603             89.66
12.001% to 12.500%                        47     2,860,690.63                0.37     12.260                569             85.00
12.501% to 13.000%                        19     1,175,555.68                0.15     12.742                582             77.62
13.001% to 13.500%                        18       782,474.40                0.10     13.269                587             88.50
13.501% to 14.000%                         7       228,874.91                0.03     13.849                590             82.57
14.001% to 14.500%                         1        52,686.03                0.01     14.140                658             62.72
14.501% to 15.000%                         1        26,433.64                0.00     14.980                607             48.06
15.501% to 16.000%                         2        30,130.79                0.00     15.950                542             68.84
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173   782,564,697.99              100.00      8.169                615             78.05
---------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 4.875%
Maximum: 15.950%
W.A: 8.169%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO*

                                                  AGGREGATE     PERCENTAGE OF THE
           RANGE OF                 NUMBER         CURRENT      AGGREGATE CURRENT   WEIGHTED                          WEIGHTED
       CURRENT COMBINED          OF MORTGAGE      PRINCIPAL         PRINCIPAL        AVERAGE   WEIGHTED AVERAGE   AVERAGE CURRENT
     LOAN-TO-VALUE RATIOS           LOANS          BALANCE           BALANCE         COUPON      CREDIT SCORE           LTV*
---------------------------------------------------------------------------------------------------------------------------------
0.01% to 10.00%                            4       173,955.92                0.02      8.350                619              7.19
10.01% to 20.00%                          14     1,437,478.23                0.18      7.987                608             16.24
20.01% to 30.00%                          47     5,132,173.04                0.66      7.914                579             26.24
30.01% to 40.00%                          88    11,622,189.82                1.49      8.178                581             35.73
40.01% to 50.00%                         184    29,374,176.57                3.75      7.976                582             45.76
50.01% to 60.00%                         312    56,483,116.82                7.22      7.890                575             56.07
60.01% to 70.00%                         523   106,661,195.79               13.63      8.136                576             66.28
70.01% to 80.00%                       1,099   241,849,535.65               30.90      7.899                633             77.66
80.01% to 90.00%                         894   195,305,315.29               24.96      8.243                615             87.71
90.01% to 100.00%                        970   131,448,283.06               16.80      8.734                642             96.54
100.01% to 110.00%                        34     2,836,841.76                0.36      9.059                609            102.30
110.01% to 120.00%                         4       240,436.04                0.03      8.021                612            113.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173   782,564,697.99              100.00      8.169                615             78.05
---------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 4.72%
Maximum: 114.80%
W.A: 78.05%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             GEOGRAPHIC DISTRIBUTION

                                                  AGGREGATE                                          WEIGHTED
                                    NUMBER         CURRENT      PERCENTAGE OF THE                     AVERAGE
                                 OF MORTGAGE      PRINCIPAL     AGGREGATE CURRENT      WEIGHTED       CREDIT    WEIGHTED AVERAGE
    GEOGRAPHIC DISTRIBUTION          LOANS         BALANCE      PRINCIPAL BALANCE   AVERAGE COUPON     SCORE      CURRENT LTV*
--------------------------------------------------------------------------------------------------------------------------------
California                               868   228,962,003.49               29.26            7.849        616              72.81
Florida                                  850   148,426,115.76               18.97            8.418        608              78.91
Arizona                                  229    44,948,938.51                5.74            8.279        604              77.99
New York                                 106    27,558,536.59                3.52            7.977        611              75.00
Nevada                                   117    24,248,704.74                3.10            8.134        629              77.36
Maryland                                 103    22,603,641.44                2.89            8.201        604              80.15
Illinois                                 131    22,338,919.64                2.85            8.093        628              84.37
Pennsylvania                             141    21,039,929.63                2.69            8.202        612              82.75
Washington                                98    20,914,038.36                2.67            8.005        634              77.60
Virginia                                  98    20,509,287.10                2.62            8.192        602              77.74
Texas                                    207    20,489,178.72                2.62            8.640        618              82.20
Colorado                                  89    16,136,712.66                2.06            7.919        636              82.55
Connecticut                               55    12,168,760.39                1.55            8.276        614              78.99
Michigan                                  79    10,652,824.38                1.36            8.676        617              88.54
Minnesota                                 57    10,628,478.72                1.36            8.228        630              86.20
New Jersey                                49     9,630,316.37                1.23            8.269        606              76.94
Missouri                                  69     8,600,646.15                1.10            8.675        609              86.94
Hawaii                                    25     8,422,823.82                1.08            7.844        622              70.77
Massachusetts                             51     8,143,430.74                1.04            8.526        597              68.44
North Carolina                            60     7,407,825.65                0.95            8.991        612              86.52
Kentucky                                  59     6,557,672.65                0.84            8.230        611              84.55
Ohio                                      58     6,467,373.31                0.83            8.359        620              86.80
Tennessee                                 48     6,019,813.96                0.77            8.415        630              89.32
Oregon                                    42     5,956,318.06                0.76            8.114        637              77.71
Wisconsin                                 32     4,861,577.63                0.62            8.590        624              88.66
Rhode Island                              31     4,685,111.55                0.60            8.548        638              83.47
Utah                                      26     4,500,693.58                0.58            8.229        629              81.80
Indiana                                   46     4,346,418.53                0.56            8.384        635              89.39
Kansas                                    27     4,328,973.27                0.55            8.307        631              90.60
Idaho                                     41     4,322,852.40                0.55            8.574        620              78.38
Louisiana                                 34     4,238,414.81                0.54            8.293        623              84.46
Georgia                                   33     4,062,113.43                0.52            8.817        609              85.99
Delaware                                  19     3,823,930.45                0.49            8.139        581              86.89
Alabama                                   27     2,914,720.70                0.37            8.607        602              85.37
South Carolina                            22     2,443,462.44                0.31            7.837        625              67.60
Maine                                     13     2,410,230.59                0.31            7.697        635              84.30
New Hampshire                             11     2,129,061.52                0.27            8.074        627              82.77
Iowa                                      16     2,128,528.58                0.27            8.312        598              84.90
District of Columbia                       7     1,898,284.40                0.24            7.994        609              70.12
Arkansas                                  15     1,851,020.77                0.24            8.306        624              84.05
Mississippi                               23     1,827,840.43                0.23            8.800        618              84.03
Oklahoma                                  20     1,760,337.74                0.22            8.757        613              84.19
Montana                                   12     1,512,235.13                0.19            8.919        615              79.63
New Mexico                                 7       980,384.33                0.13            7.894        623              94.64
West Virginia                              7       837,656.43                0.11            8.023        610              89.88
Nebraska                                   6       577,900.74                0.07            9.058        642              82.80
Wyoming                                    4       516,119.76                0.07            7.857        663              81.79
Alaska                                     3       402,063.17                0.05            8.576        594              70.87
North Dakota                               1       196,532.10                0.03            9.250        566              94.94
South Dakota                               1       175,942.67                0.02            6.700        660              74.87
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173   782,564,697.99              100.00            8.169        615              78.05
--------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

                                                  AGGREGATE                                          WEIGHTED
                                    NUMBER         CURRENT      PERCENTAGE OF THE                     AVERAGE
                                 OF MORTGAGE      PRINCIPAL     AGGREGATE CURRENT      WEIGHTED       CREDIT    WEIGHTED AVERAGE
      LOAN DOCUMENTATION            LOANS          BALANCE      PRINCIPAL BALANCE   AVERAGE COUPON     SCORE      CURRENT LTV*
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation                     2,449   452,326,427.15               57.80            7.965        609              79.20
Stated Income                          1,427   282,848,322.06               36.14            8.474        625              75.74
Limited Documentation                    118    25,159,411.53                3.21            8.282        605              83.51
Alternate Documentation                   75    12,207,415.82                1.56            8.023        616              82.90
No Documentation                          86     6,134,711.07                0.78            9.117        611              70.27
Streamlined Documentation                 12     3,356,230.52                0.43            7.870        612              70.91
Missing Documentation                      6       532,179.84                0.07            7.821        557              88.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173   782,564,697.99              100.00            8.169        615              78.05
--------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                             PREPAYMENT PENALTY TERM

                                                  AGGREGATE                                          WEIGHTED
                                    NUMBER         CURRENT      PERCENTAGE OF THE                     AVERAGE
                                 OF MORTGAGE      PRINCIPAL     AGGREGATE CURRENT      WEIGHTED       CREDIT    WEIGHTED AVERAGE
   PREPAYMENT PENALTY TERMS          LOANS         BALANCE      PRINCIPAL BALANCE   AVERAGE COUPON     SCORE      CURRENT LTV*
--------------------------------------------------------------------------------------------------------------------------------
None                                     790   104,500,448.51               13.35            8.579        606              80.75
6                                         11     1,701,505.32                0.22            8.355        632              84.34
12                                       161    40,526,251.65                5.18            8.210        633              74.65
13                                         1        21,919.17                0.00           10.625        688              99.93
18                                         1        65,248.72                0.01            7.500        643              86.42
24                                     1,374   298,764,859.32               38.18            8.262        599              75.35
30                                         9     1,827,462.64                0.23            8.410        627              92.14
36                                     1,787   331,897,224.50               42.41            7.936        630              79.94
42                                         1       124,945.18                0.02           11.625        517              77.13
48                                         1        57,738.43                0.01           12.990        562              67.93
60                                        37     3,077,094.55                0.39            9.296        606              76.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173   782,564,697.99              100.00            8.169        615              78.05
--------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                               INTEREST ONLY TERM

                                                                PERCENTAGE
                                                                  OF THE
                                                  AGGREGATE      AGGREGATE              WEIGHTED   WEIGHTED
                                    NUMBER         CURRENT        CURRENT    WEIGHTED    AVERAGE    AVERAGE
         INTEREST ONLY           OF MORTGAGE      PRINCIPAL      PRINCIPAL    AVERAGE    CREDIT     CURRENT
             TERM                   LOANS          BALANCE        BALANCE     COUPON      SCORE      LTV*
-----------------------------------------------------------------------------------------------------------
None                                   3,775   674,371,337.58        86.17      8.246        608      77.33
24                                         5     1,134,500.00         0.14     11.226        516      69.41
36                                         1       100,000.00         0.01     10.250        455      35.71
60                                       389   106,155,660.41        13.57      7.656        660      82.74
84                                         1       132,000.00         0.02      7.625        792      80.00
120                                        2       671,200.00         0.09      6.286        730      80.00
-----------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173   782,564,697.99       100.00      8.169        615      78.05
-----------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                              DEBT-TO-INCOME RATIO

                                                                PERCENTAGE
                                                                  OF THE
                                                  AGGREGATE      AGGREGATE              WEIGHTED   WEIGHTED
                                    NUMBER         CURRENT        CURRENT    WEIGHTED    AVERAGE    AVERAGE
   RANGE OF DEBT-TO-INCOME       OF MORTGAGE      PRINCIPAL      PRINCIPAL    AVERAGE    CREDIT     CURRENT
           RATIOS                   LOANS          BALANCE        BALANCE     COUPON      SCORE      LTV*
-----------------------------------------------------------------------------------------------------------
N/A                                      126     8,613,443.90         1.10      8.975        601      74.60
0.01% to 10.00%                           13     2,433,029.73         0.31      7.770        621      66.25
10.01% to 20.00%                          95    13,770,724.43         1.76      8.253        615      72.06
20.01% to 30.00%                         377    60,325,142.91         7.71      8.105        610      74.72
30.01% to 40.00%                         942   171,283,479.11        21.89      8.197        615      78.52
40.01% to 50.00%                       1,888   375,440,219.67        47.98      8.153        618      79.22
50.01% to 60.00%                         732   150,698,658.24        19.26      8.153        611      76.86
-----------------------------------------------------------------------------------------------------------
TOTAL:                                 4,173   782,564,697.99       100.00      8.169        615      78.05
-----------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 2.23%
Maximum: 59.97%
N.Z.W.A: 42.83%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  GROSS MARGIN
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                PERCENTAGE
                                                                  OF THE
                                                  AGGREGATE      AGGREGATE              WEIGHTED   WEIGHTED
                                    NUMBER         CURRENT        CURRENT    WEIGHTED    AVERAGE    AVERAGE
          RANGE OF               OF MORTGAGE      PRINCIPAL      PRINCIPAL    AVERAGE    CREDIT     CURRENT
        GROSS MARGINS               LOANS          BALANCE        BALANCE     COUPON      SCORE      LTV*
-----------------------------------------------------------------------------------------------------------
2.501% to 3.000%                          24     4,963,532.40         0.88      7.012        716      85.23
3.001% to 3.500%                           2       306,765.63         0.05      7.379        608      49.84
3.501% to 4.000%                           3       490,414.64         0.09      7.247        707      77.37
4.001% to 4.500%                          42    10,670,209.18         1.90      7.313        648      81.08
4.501% to 5.000%                          71    18,667,796.83         3.32      6.861        670      76.06
5.001% to 5.500%                         178    39,113,352.58         6.96      7.688        643      82.61
5.501% to 6.000%                         706   158,393,629.21        28.17      8.043        614      82.10
6.001% to 6.500%                         746   173,105,100.38        30.78      8.040        608      76.04
6.501% to 7.000%                         410    85,688,034.34        15.24      8.548        583      72.96
7.001% to 7.500%                         233    48,644,042.83         8.65      8.922        587      71.77
7.501% to 8.000%                          82    16,657,691.92         2.96      8.949        608      78.55
8.001% to 8.500%                          25     4,140,377.09         0.74      9.171        585      82.38
8.501% to 9.000%                           7     1,286,712.43         0.23      9.858        588      91.08
9.001% to 9.500%                           1       194,415.58         0.03     10.200        652      94.84
-----------------------------------------------------------------------------------------------------------
TOTAL:                                 2,530   562,322,075.04       100.00      8.147        610      77.69
-----------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 2.750%
Maximum: 9.200%
W.A: 6.228%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            INITIAL PERIODIC RATE CAP
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT                        WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL      WEIGHTED      AVERAGE CREDIT   WEIGHTED AVERAGE
  INITIAL PERIODIC RATE CAPS        LOANS      PRINCIPAL BALANCE     BALANCE    AVERAGE COUPON        SCORE         CURRENT LTV*
----------------------------------------------------------------------------------------------------------------------------------
1.000%                                    12        1,231,809.06         0.22           10.685              569              73.78
1.500%                                   750      175,957,020.29        31.29            8.250              588              70.67
2.000%                                   911      204,005,361.24        36.28            8.063              614              85.34
3.000%                                   851      179,767,650.69        31.97            8.131              627              75.82
6.000%                                     6        1,360,233.76         0.24            7.327              743              88.71
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,530      562,322,075.04       100.00            8.147              610              77.69
----------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 6.000%
W.A: 2.171%

                          SUBSEQUENT PERIODIC RATE CAP
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE   AVERAGE CREDIT   WEIGHTED AVERAGE
SUBSEQUENT PERIODIC RATE CAPS       LOANS      PRINCIPAL BALANCE     BALANCE     COUPON         SCORE         CURRENT LTV*
----------------------------------------------------------------------------------------------------------------------------
1.000%                                 1,704      373,059,425.58        66.34      8.060              623              81.21
1.500%                                   798      184,446,139.41        32.80      8.295              587              70.79
2.000%                                    11        2,541,609.95         0.45      7.302              557              70.00
3.000%                                    17        2,274,900.10         0.40     11.412              489              67.58
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,530      562,322,075.04       100.00      8.147              610              77.69
----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 3.000%
W.A: 1.177%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                              MAXIMUM MORTGAGE RATE
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED
           RANGE OF              OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE   AVERAGE CREDIT   WEIGHTED AVERAGE
    MAXIMUM MORTGAGE RATES          LOANS      PRINCIPAL BALANCE     BALANCE     COUPON         SCORE          CURRENT LTV*
----------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                          1          218,130.73         0.04      4.875              532              84.50
10.501% to 11.000%                         1          314,336.27         0.06      5.850              598              63.50
11.001% to 11.500%                         2          765,400.00         0.14      9.541              598              84.99
11.501% to 12.000%                         5        1,630,087.37         0.29      6.205              676              83.29
12.001% to 12.500%                        35       10,317,962.04         1.83      6.422              671              76.41
12.501% to 13.000%                       172       45,039,106.49         8.01      6.840              671              76.25
13.001% to 13.500%                       267       65,306,458.45        11.61      7.239              650              77.28
13.501% to 14.000%                       501      120,550,605.65        21.44      7.633              626              79.10
14.001% to 14.500%                       371       83,323,177.61        14.82      8.004              605              79.83
14.501% to 15.000%                       426       93,162,076.35        16.57      8.409              590              78.69
15.001% to 15.500%                       210       41,939,783.45         7.46      8.785              583              75.80
15.501% to 16.000%                       196       40,960,972.62         7.28      9.191              568              76.70
16.001% to 16.500%                       104       21,036,886.61         3.74      9.548              574              77.47
16.501% to 17.000%                       103       17,869,754.23         3.18      9.945              572              73.41
17.001% to 17.500%                        52        7,517,910.88         1.34     10.585              544              72.38
17.501% to 18.000%                        31        5,202,518.23         0.93     10.876              548              69.51
18.001% to 18.500%                        13        1,809,974.54         0.32     11.530              525              68.87
18.501% to 19.000%                        11        1,897,010.75         0.34     11.532              553              70.87
19.001% to 19.500%                        25        2,944,498.84         0.52     11.746              495              68.04
19.501% to 20.000%                         3          492,817.18         0.09     12.344              512              63.51
20.501% to 21.000%                         1           22,606.75         0.00     13.990              543              68.51
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,530      562,322,075.04       100.00      8.147              610              77.69
----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 9.875%
Maximum: 20.990%
W.A: 14.469%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                              MINIMUM MORTGAGE RATE
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
                                    NUMBER                            CURRENT      WEIGHTED      WEIGHTED          WEIGHTED
           RANGE OF              OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
    MINIMUM MORTGAGE RATES          LOANS      PRINCIPAL BALANCE      BALANCE       COUPON         SCORE             LTV*
------------------------------------------------------------------------------------------------------------------------------
No Floor                                 139       30,466,357.84            5.42      8.295              614             78.88
5.501% to 6.000%                          14        3,588,111.67            0.64      6.143              628             64.36
6.001% to 6.500%                          56       16,527,265.70            2.94      6.354              642             70.54
6.501% to 7.000%                         233       61,706,404.01           10.97      6.856              654             73.29
7.001% to 7.500%                         330       78,607,390.29           13.98      7.335              641             76.97
7.501% to 8.000%                         529      129,649,722.09           23.06      7.811              621             79.66
8.001% to 8.500%                         344       76,891,659.81           13.67      8.308              601             79.62
8.501% to 9.000%                         371       75,786,883.96           13.48      8.799              577             79.02
9.001% to 9.500%                         183       35,091,081.89            6.24      9.320              572             79.35
9.501% to 10.000%                        163       30,508,330.36            5.43      9.820              571             78.81
10.001% to 10.500%                        54        9,121,544.43            1.62     10.318              556             74.20
10.501% to 11.000%                        46        6,825,022.58            1.21     10.852              544             70.03
11.001% to 11.500%                        41        4,726,942.78            0.84     11.426              502             69.73
11.501% to 12.000%                         9        1,106,624.45            0.20     11.844              589             71.36
12.001% to 12.500%                         7        1,038,242.46            0.18     12.354              557             74.01
12.501% to 13.000%                         5          481,293.81            0.09     12.702              553             64.97
13.001% to 13.500%                         5          176,590.16            0.03     13.331              540             70.81
13.501% to 14.000%                         1           22,606.75            0.00     13.990              543             68.51
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,530      562,322,075.04          100.00      8.147              610             77.69
------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum (non-zero): 5.625%
Maximum: 13.990%
N.Z.W.A: 8.128%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            NEXT LOAN RATE ADJUSTMENT
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE OF
                                                                        THE
        NEXT LOAN RATE              NUMBER                           AGGREGATE     WEIGHTED      WEIGHTED          WEIGHTED
          ADJUSTMENT             OF MORTGAGE   AGGREGATE CURRENT      CURRENT       AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
         (MONTH-YEAR)               LOANS      PRINCIPAL BALANCE     PRINCIPAL      COUPON         SCORE             LTV*
                                                                      BALANCE
------------------------------------------------------------------------------------------------------------------------------
August 2006                                9          556,752.99            0.10     11.262              582             74.30
September 2006                             7          889,456.89            0.16     11.265              575             76.88
October 2006                              11          717,415.56            0.13     11.208              567             78.63
November 2006                             22        1,508,130.14            0.27     11.154              583             74.64
December 2006                             14        1,161,979.23            0.21     11.467              537             78.62
January 2007                              25        2,095,014.07            0.37     11.355              585             74.26
February 2007                              7          557,258.42            0.10      8.990              587             56.72
April 2007                                 1           67,161.86            0.01      7.325              562             79.04
August 2007                                1          262,356.02            0.05      6.625              699             99.00
September 2007                             1          160,378.11            0.03      6.090              514             58.38
October 2007                               2          278,309.46            0.05      6.937              663             78.90
November 2007                             11        3,062,143.75            0.54      7.692              610             76.41
December 2007                              5        1,456,667.04            0.26      7.748              607             93.07
January 2008                              41        8,790,258.40            1.56      7.924              586             70.88
February 2008                             62       13,289,530.16            2.36      8.473              598             78.06
March 2008                               166       37,638,315.74            6.69      8.370              595             73.60
April 2008                             1,005      231,869,684.70           41.23      8.265              593             76.59
May 2008                                 232       50,980,779.81            9.07      8.285              595             74.63
June 2008                                119       26,679,889.57            4.74      7.738              663             77.82
July 2008                                  1          142,650.40            0.03      7.500              620             88.33
August 2008                                1           53,148.49            0.01      7.500              492             44.29
September 2008                             4          602,025.46            0.11      8.676              574             79.36
October 2008                               1          107,490.87            0.02      9.350              481             89.58
December 2008                              2          594,776.31            0.11      7.152              569             88.02
January 2009                               6        1,374,294.57            0.24      8.106              591             87.11
February 2009                             11        1,792,355.73            0.32      8.511              614             82.13
March 2009                                23        5,259,235.59            0.94      7.973              606             80.86
April 2009                               304       67,787,825.91           12.05      8.073              619             86.23
May 2009                                 186       41,548,863.01            7.39      7.709              625             77.67
June 2009                                211       52,469,733.04            9.33      7.696              663             77.12
January 2011                               1          125,994.94            0.02      6.875              618             56.00
February 2011                              1          186,000.00            0.03      7.900              647             72.94
March 2011                                 2          375,142.20            0.07      8.712              686             85.67
April 2011                                18        4,139,059.69            0.74      7.418              681             82.03
May 2011                                   7        1,432,629.47            0.25      7.364              663             89.78
June 2011                                 10        2,309,367.44            0.41      7.369              690             73.23
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,530      562,322,075.04          100.00      8.147              610             77.69
------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS SERIES 2006-CB6
              GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                       SUMMARY                               TOTAL         MINIMUM      MAXIMUM
-----------------------------------------------------   --------------   ----------   -----------
         Aggregate Current Principal Balance            $63,694,329.96
              Number of Mortgage Loans                             388
       Average Current Principal Loan Balance           $   164,160.64   $21,951.48   $553,500.00
       Average Original Principal Loan Balance          $   164,372.81   $21,980.00   $553,500.00
Weighted Average Current Combined Loan-to-Value Ratio            76.15%       19.70%       102.55%
         Weighted Average Mortgage Loan Rate                     7.986%       6.125%       12.750%
            Weighted Average Gross Margin                        6.147%       2.750%        8.000%
     Weighted Average Initial Periodic Rate Cap                  2.489%       1.500%        6.000%
    Weighted Average Subsequent Periodic Rate Cap                1.030%       1.000%        1.500%
     (1) Weighted Average Minimum Mortgage Rate                  7.949%       6.125%       11.000%
       Weighted Average Maximum Mortgage Rate                   14.032%      12.125%       18.400%
 Weighted Average Original Term to Maturity (months)               357          120           480
Weighted Average Remaining Term to Maturity (months)               355          115           475
       Weighted Average Term to Roll (months)                       29           19            58
          (1) Weighted Average Credit Score                        618          456           800

(13) Non-Zero Weighted average.

                                           PERCENT OF STATISTICAL CALCULATION
                                           DATE
                                  RANGE             PRINCIPAL BALANCE
                                  ------            -----------------
Loan Type                         Fixed                     36.21%
                                   ARMs                     63.79%
Lien                              First                     97.05%
                                  Second                     2.95%
Balloon Loans                                               34.54%
Interest Only Loans                                         12.65%
Dual Amortization Step Loans                                 0.46%
FHA Insured Loans                                            0.00%
Seller Financed Loans                                        0.00%
Simple Interest Loans                                         None
Section 32 Loans                                              None
Loans with Borrower PMI                                      0.00%
Loans with Prepayment Penalties                             88.62%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                            CURRENT PRINCIPAL BALANCE

                                                                 PERCENTAGE
                                                                   OF THE
                                                                  AGGREGATE
                                    NUMBER                         CURRENT
          RANGE OF               OF MORTGAGE  AGGREGATE CURRENT   PRINCIPAL  WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
 CURRENT PRINCIPAL BALANCES         LOANS     PRINCIPAL BALANCE    BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
---------------------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                       43       1,679,339.25        2.64             9.977               652             81.67
$50,000.01 to $100,000.00                 70       5,357,403.82        8.41             8.309               617             71.40
$100,000.01 to $150,000.00                99      12,797,510.23       20.09             8.248               596             74.43
$150,000.01 to $200,000.00                71      12,233,318.81       19.21             7.895               609             73.44
$200,000.01 to $250,000.00                46      10,356,657.35       16.26             8.130               592             76.79
$250,000.01 to $300,000.00                16       4,322,117.28        6.79             7.606               624             77.50
$300,000.01 to $350,000.00                13       4,258,068.20        6.69             7.654               618             83.78
$350,000.01 to $400,000.00                15       5,571,817.82        8.75             7.775               653             76.27
$400,000.01 to $450,000.00                 6       2,592,713.33        4.07             7.390               662             74.88
$450,000.01 to $500,000.00                 5       2,412,700.55        3.79             7.085               694             77.81
$500,000.01 to $550,000.00                 3       1,559,183.32        2.45             7.818               675             87.19
$550,000.01 to $600,000.00                 1         553,500.00        0.87             6.990               658             90.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388      63,694,329.96      100.00             7.986               618             76.15
---------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  CREDIT SCORE

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED     WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE      AVERAGE     WEIGHTED AVERAGE
    RANGE OF CREDIT SCORES          LOANS      PRINCIPAL BALANCE     BALANCE     COUPON    CREDIT SCORE     CURRENT LTV*
--------------------------------------------------------------------------------------------------------------------------
441 to 460                                 1          113,861.39         0.18      8.500            456              37.95
461 to 480                                 3          422,843.24         0.66      9.684            470              69.88
481 to 500                                 5          975,020.50         1.53      9.454            492              60.97
501 to 520                                16        2,434,109.24         3.82      8.951            508              61.82
521 to 540                                27        4,125,973.13         6.48      8.412            531              64.64
541 to 560                                32        5,169,888.11         8.12      8.160            550              66.46
561 to 580                                40        6,947,111.50        10.91      8.291            569              73.44
581 to 600                                34        5,277,176.45         8.29      8.153            591              73.52
601 to 620                                50        8,204,551.63        12.88      7.945            611              80.43
621 to 640                                46        6,358,590.54         9.98      7.825            630              80.40
641 to 660                                45        6,807,333.66        10.69      7.600            652              80.87
661 to 680                                23        3,577,186.73         5.62      7.576            671              80.15
681 to 700                                21        6,008,334.39         9.43      7.557            688              81.97
701 to 720                                15        2,076,279.70         3.26      7.973            708              77.36
721 to 740                                13        3,071,288.66         4.82      7.378            729              80.08
741 to 760                                 8        1,356,870.19         2.13      7.723            751              87.98
761 to 780                                 8          729,638.62         1.15      8.144            768              94.31
781 to 800                                 1           38,272.28         0.06      7.650            800              60.27
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96       100.00      7.986            618              76.15
--------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS

                            ORIGINAL TERM TO MATURITY

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED     WEIGHTED
   RANGE OF ORIGINAL TERM TO     OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE      AVERAGE     WEIGHTED AVERAGE
       MATURITY (MONTHS)             LOANS     PRINCIPAL BALANCE     BALANCE     COUPON    CREDIT SCORE     CURRENT LTV*
--------------------------------------------------------------------------------------------------------------------------
61 to 120                                  1           38,745.04         0.06      7.400            621              21.89
121 to 180                                18          942,703.96         1.48      8.949            648              72.96
181 to 240                                 1          112,092.66         0.18      6.700            642              64.42
301 to 360                               367       62,525,921.53        98.17      7.975            618              76.27
421 to 480                                 1           74,866.77         0.12      7.290            587              57.59
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96       100.00      7.986            618              76.15
--------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

                                                                   PERCENTAGE OF
                                                                        THE
           RANGE OF                                                  AGGREGATE
       REMAINING TERM TO            NUMBER                            CURRENT      WEIGHTED     WEIGHTED       WEIGHTED
           MATURITY              OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE      AVERAGE       AVERAGE
           (MONTHS)                 LOANS      PRINCIPAL BALANCE      BALANCE       COUPON    CREDIT SCORE   CURRENT LTV*
-------------------------------------------------------------------------------------------------------------------------
61 to 120                                  1           38,745.04            0.06      7.400            621          21.89
121 to 180                                18          942,703.96            1.48      8.949            648          72.96
181 to 240                                 1          112,092.66            0.18      6.700            642          64.42
301 to 360                               367       62,525,921.53           98.17      7.975            618          76.27
421 to 480                                 1           74,866.77            0.12      7.290            587          57.59
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96          100.00      7.986            618          76.15
-------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  PROPERTY TYPE

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED      WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE   AVERAGE CREDIT   WEIGHTED AVERAGE
        PROPERTY TYPES              LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON         SCORE         CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                            298       48,334,594.06               75.89      7.973              614              75.29
PUD                                       56        9,556,708.21               15.00      8.008              622              78.76
Condominium                               24        3,346,860.21                5.25      8.269              639              81.81
2-4 Family                                 9        2,313,167.48                3.63      7.791              654              76.34
High Rise Condo                            1          143,000.00                0.22      7.650              676              57.20
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96              100.00      7.986              618              76.15
-----------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                                 OCCUPANCY TYPE

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED      WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE   AVERAGE CREDIT   WEIGHTED AVERAGE
      OCCUPANCY TYPES               LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON        SCORE          CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                  384       63,069,814.35               99.02      7.985              618              76.18
Investor                                   2          455,914.96                0.72      8.058              680              69.67
Secondary                                  2          168,600.65                0.26      8.488              606              83.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96              100.00      7.986              618              76.15
-----------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                                  LOAN PURPOSE

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED      WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE   AVERAGE CREDIT   WEIGHTED AVERAGE
        LOAN PURPOSE                LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON        SCORE          CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------------
C/O Refinance                            263       45,932,173.91               72.11      7.967              602              73.72
Purchase                                 107       15,653,802.09               24.58      8.036              670              83.51
R/T Refinance                             18        2,108,353.96                3.31      8.033              590              74.36
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96              100.00      7.986              618              76.15
-----------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                           CURRENT MORTGAGE LOAN RATE

     RANGE OF           NUMBER                         PERCENTAGE OF THE                       WEIGHTED
 CURRENT MORTGAGE    OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT      WEIGHTED      AVERAGE CREDIT   WEIGHTED AVERAGE
    LOAN RATES          LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVERAGE COUPON       SCORE          CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               7        1,281,342.67                2.01            6.274              670              71.66
6.501% to 7.000%              38        7,289,206.41               11.44            6.871              636              71.41
7.001% to 7.500%              61       13,338,460.47               20.94            7.329              662              75.13
7.501% to 8.000%              97       17,818,360.97               27.97            7.803              619              78.31
8.001% to 8.500%              63       10,499,564.02               16.48            8.294              596              75.70
8.501% to 9.000%              40        6,064,740.94                9.52            8.782              581              77.30
9.001% to 9.500%              23        2,950,889.16                4.63            9.290              557              73.16
9.501% to 10.000%             27        2,663,511.10                4.18            9.822              570              77.27
10.001% to 10.500%             9          454,474.58                0.71           10.385              643              88.78
10.501% to 11.000%             7          566,536.95                0.89           10.845              592              80.53
11.001% to 11.500%             5          265,923.62                0.42           11.399              561              80.26
11.501% to 12.000%             9          400,351.78                0.63           11.777              615             100.51
12.001% to 12.500%             1           50,991.62                0.08           12.125              593             100.00
12.501% to 13.000%             1           49,975.67                0.08           12.750              605              47.77
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       388       63,694,329.96              100.00            7.986              618              76.15
-----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 6.125%
Maximum: 12.750%
W.A: 7.986%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO*

      RANGE OF                      NUMBER                         PERCENTAGE OF THE   WEIGHTED      WEIGHTED
  CURRENT COMBINED               OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE   AVERAGE CREDIT   WEIGHTED AVERAGE
LOAN-TO-VALUE RATIOS                LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON        SCORE          CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                           1           74,866.17                0.12      8.625              548              19.70
20.01% to 30.00%                           6          528,459.22                0.83      8.441              556              27.66
30.01% to 40.00%                           8          764,041.71                1.20      7.903              567              35.71
40.01% to 50.00%                          18        2,233,795.73                3.51      8.183              585              45.64
50.01% to 60.00%                          49        7,177,291.09               11.27      7.953              575              55.82
60.01% to 70.00%                          64       11,295,303.08               17.73      7.923              590              65.53
70.01% to 80.00%                         101       20,143,953.93               31.63      7.751              640              77.43
80.01% to 90.00%                          52       10,880,009.03               17.08      7.975              617              88.49
90.01% to 100.00%                         84       10,383,779.97               16.30      8.408              652              98.23
100.01% to 110.00%                         5          212,830.03                0.33     11.689              625             101.33
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96              100.00      7.986              618              76.15
-----------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 19.70%
Maximum: 102.55%
W.A: 76.15%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                             GEOGRAPHIC DISTRIBUTION

                                                  AGGREGATE     PERCENTAGE OF THE
                                    NUMBER         CURRENT      AGGREGATE CURRENT   WEIGHTED                          WEIGHTED
                                 OF MORTGAGE      PRINCIPAL         PRINCIPAL        AVERAGE   WEIGHTED AVERAGE   AVERAGE CURRENT
    GEOGRAPHIC DISTRIBUTION         LOANS          BALANCE           BALANCE         COUPON      CREDIT SCORE           LTV*
---------------------------------------------------------------------------------------------------------------------------------
California                                68    17,367,968.71               27.27      7.809                615             71.14
Florida                                   86    11,998,432.37               18.84      8.348                587             76.15
Arizona                                   33     4,877,680.93                7.66      7.890                613             76.67
Washington                                18     3,802,361.48                5.97      7.803                641             75.30
Nevada                                    21     3,723,291.16                5.85      7.801                638             71.18
Maryland                                  14     2,600,096.92                4.08      7.841                623             78.16
Texas                                     28     2,448,041.24                3.84      8.026                621             80.83
New York                                   5     2,026,533.68                3.18      7.268                694             74.70
Virginia                                  14     1,895,748.84                2.98      8.273                614             80.65
New Jersey                                11     1,773,717.60                2.78      8.575                610             69.32
Illinois                                  11     1,651,965.25                2.59      8.016                642             89.50
Connecticut                                6     1,452,571.82                2.28      7.572                607             78.06
Oregon                                    11     1,093,364.02                1.72      8.409                652             77.68
Missouri                                   9       977,728.43                1.54      8.036                620             85.10
Maine                                      4       818,305.37                1.28      7.620                626             88.65
Kansas                                     7       817,389.38                1.28      8.147                629             92.04
Georgia                                    6       761,025.37                1.19      8.427                598             81.70
Pennsylvania                               5       718,034.00                1.13      7.399                664             84.24
Tennessee                                  5       513,798.02                0.81      8.072                667             91.62
Idaho                                     10       462,986.74                0.73     10.094                649             94.13
Rhode Island                               2       461,140.48                0.72      8.038                674             89.78
North Carolina                             4       416,999.59                0.65      8.426                615             98.15
New Mexico                                 2       337,400.01                0.53      7.615                619             91.80
Massachusetts                              1       254,579.92                0.40      6.990                611             62.09
Arkansas                                   2       218,682.58                0.34      8.394                602             73.58
Oklahoma                                   4       144,591.61                0.23      8.659                612             59.98
South Carolina                             1        79,894.44                0.13      8.100                536             36.32
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388    63,694,329.96              100.00      7.986                618             76.15
---------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

                                                  AGGREGATE     PERCENTAGE OF THE
                                    NUMBER         CURRENT      AGGREGATE CURRENT   WEIGHTED                          WEIGHTED
                                 OF MORTGAGE      PRINCIPAL         PRINCIPAL        AVERAGE   WEIGHTED AVERAGE   AVERAGE CURRENT
       LOAN DOCUMENTATION           LOANS          BALANCE           BALANCE         COUPON      CREDIT SCORE           LTV*
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation                       270    41,902,157.13               65.79      7.897                612             78.25
Stated Income                            106    19,969,726.30               31.35      8.123                634             71.60
Alternate Documentation                    6       927,077.26                1.46      8.749                575             81.20
Limited Documentation                      5       620,636.86                0.97      8.653                582             88.21
Streamlined Documentation                  1       274,732.41                0.43      7.590                600             41.94
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388    63,694,329.96              100.00      7.986                618             76.15
---------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                             PREPAYMENT PENALTY TERM

                                                  AGGREGATE     PERCENTAGE OF THE
                                    NUMBER         CURRENT      AGGREGATE CURRENT   WEIGHTED                          WEIGHTED
                                 OF MORTGAGE      PRINCIPAL         PRINCIPAL        AVERAGE   WEIGHTED AVERAGE   AVERAGE CURRENT
   PREPAYMENT PENALTY TERMS         LOANS          BALANCE           BALANCE         COUPON      CREDIT SCORE           LTV*
---------------------------------------------------------------------------------------------------------------------------------
None                                      55     7,246,587.56               11.38      8.136                638             82.15
6                                          2       207,065.63                0.33      8.169                636             78.16
12                                        12     3,355,323.08                5.27      8.065                642             72.89
24                                       103    16,357,488.37               25.68      8.310                599             72.81
36                                       216    36,527,865.32               57.35      7.804                621             76.74
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388    63,694,329.96              100.00      7.986                618             76.15
---------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                               INTEREST ONLY TERM

                                                                   PERCENTAGE
                                                                     OF THE
                                                                   AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED          WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
      INTEREST ONLY TERM            LOANS      PRINCIPAL BALANCE     BALANCE     COUPON         SCORE             LTV*
---------------------------------------------------------------------------------------------------------------------------
None                                     353       55,636,339.86        87.35      8.035              612             75.13
60                                        35        8,057,990.10        12.65      7.652              662             83.18
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96       100.00      7.986              618             76.15
---------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                              DEBT-TO-INCOME RATIO

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED          WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
RANGE OF DEBT-TO-INCOME RATIOS      LOANS      PRINCIPAL BALANCE     BALANCE     COUPON         SCORE             LTV*
---------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                           4          482,742.47         0.76      8.225              636             82.64
20.01% to 30.00%                          16        1,793,987.05         2.82      7.975              592             66.50
30.01% to 40.00%                          82       12,276,957.46        19.27      7.973              616             73.49
40.01% to 50.00%                         201       34,482,460.21        54.14      8.007              618             77.43
50.01% to 60.00%                          85       14,658,182.77        23.01      7.944              625             76.32
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   388       63,694,329.96       100.00      7.986              618             76.15
---------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 13.42%
Maximum: 59.97%
N.Z.W.A: 45.05%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  GROSS MARGIN
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED          WEIGHTED
                                 OF MORTGAGE    AGGREGATE CURRENT   PRINCIPAL    AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
    RANGE OF GROSS MARGINS          LOANS       PRINCIPAL BALANCE    BALANCE     COUPON         SCORE             LTV*
---------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                           1          440,574.99         1.08      7.250              757             89.91
4.001% to 4.500%                           3          772,987.63         1.90      6.579              683             87.84
4.501% to 5.000%                          13        2,701,493.62         6.65      6.845              619             72.88
5.001% to 5.500%                          16        3,478,730.19         8.56      7.204              627             72.51
5.501% to 6.000%                          53       10,344,729.65        25.46      7.851              619             78.92
6.001% to 6.500%                          54       11,505,537.48        28.32      7.950              606             73.81
6.501% to 7.000%                          41        7,300,317.77        17.97      8.587              592             72.17
7.001% to 7.500%                          17        3,031,565.04         7.46      8.764              595             73.14
7.501% to 8.000%                           7        1,053,973.34         2.59      9.588              553             78.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   205       40,629,909.71       100.00      7.972              610             75.14
---------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 2.750%
Maximum: 8.000%
W.A: 6.147%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                            INITIAL PERIODIC RATE CAP
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE      AVERAGE        AVERAGE
  INITIAL PERIODIC RATE CAPS        LOANS      PRINCIPAL BALANCE     BALANCE     COUPON    CREDIT SCORE   CURRENT LTV*
----------------------------------------------------------------------------------------------------------------------
1.500%                                    19        2,456,244.89         6.05      8.503            557          59.09
2.000%                                    90       18,380,465.99        45.24      7.958            602          79.01
3.000%                                    95       19,352,623.84        47.63      7.934            622          73.17
6.000%                                     1          440,574.99         1.08      7.250            757          89.91
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                   205       40,629,909.71       100.00      7.972            610          75.14
----------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 1.500%
Maximum: 6.000%
W.A: 2.489%

                          SUBSEQUENT PERIODIC RATE CAP
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE      AVERAGE        AVERAGE
 SUBSEQUENT PERIODIC RATE CAPS      LOANS      PRINCIPAL BALANCE     BALANCE     COUPON    CREDIT SCORE   CURRENT LTV*
----------------------------------------------------------------------------------------------------------------------
1.000%                                   186       38,173,664.82        93.95      7.937            614          76.17
1.500%                                    19        2,456,244.89         6.05      8.503            557          59.09
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                   205       40,629,909.71       100.00      7.972            610          75.14
----------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 1.500%
W.A: 1.030%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                              MAXIMUM MORTGAGE RATE
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED     WEIGHTED       WEIGHTED
           RANGE OF              OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE      AVERAGE        AVERAGE
    MAXIMUM MORTGAGE RATES          LOANS      PRINCIPAL BALANCE     BALANCE     COUPON    CREDIT SCORE   CURRENT LTV*
----------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                         3          789,267.59         1.94      6.227            691          81.31
12.501% to 13.000%                        19        4,898,811.77        12.06      6.887            641          76.11
13.001% to 13.500%                        29        7,469,529.45        18.38      7.318            659          73.82
13.501% to 14.000%                        55       11,284,200.45        27.77      7.748            620          77.21
14.001% to 14.500%                        34        6,618,864.50        16.29      8.295            588          72.53
14.501% to 15.000%                        25        4,026,238.11         9.91      8.720            569          80.54
15.001% to 15.500%                        15        2,271,773.83         5.59      9.230            550          73.48
15.501% to 16.000%                        15        2,031,417.43         5.00      9.676            540          71.50
16.001% to 16.500%                         4          504,282.15         1.24      9.342            537          65.02
16.501% to 17.000%                         4          456,928.29         1.12     10.225            542          56.37
17.501% to 18.000%                         1          134,738.64         0.33     10.950            507          65.73
18.001% to 18.500%                         1          143,857.50         0.35     11.400            505          65.39
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                   205       40,629,909.71       100.00      7.972            610          75.14
----------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 12.125%
Maximum: 18.400%
W.A: 14.032%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                              MINIMUM MORTGAGE RATE
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED     WEIGHTED       WEIGHTED
           RANGE OF              OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE      AVERAGE        AVERAGE
    MINIMUM MORTGAGE RATES          LOANS      PRINCIPAL BALANCE     BALANCE     COUPON    CREDIT SCORE   CURRENT LTV*
----------------------------------------------------------------------------------------------------------------------
No Floor                                   7        1,112,812.21         2.74      8.782            562          71.19
6.001% to 6.500%                           4          889,126.70         2.19      6.231            673          77.09
6.501% to 7.000%                          23        5,347,018.00        13.16      6.881            637          74.67
7.001% to 7.500%                          29        7,519,517.35        18.51      7.334            661          73.79
7.501% to 8.000%                          51       10,665,035.06        26.25      7.780            620          77.32
8.001% to 8.500%                          35        6,670,438.01        16.42      8.317            587          72.73
8.501% to 9.000%                          23        3,639,583.36         8.96      8.808            573          81.80
9.001% to 9.500%                          15        2,358,778.37         5.81      9.298            542          71.76
9.501% to 10.000%                         14        2,028,665.59         4.99      9.807            544          73.00
10.001% to 10.500%                         1           72,092.41         0.18     10.500            565          64.95
10.501% to 11.000%                         3          326,842.65         0.80     10.825            509          66.27
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                   205       40,629,909.71       100.00      7.972            610          75.14
----------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum (non-zero): 6.125%
Maximum: 11.000%
N.Z.W.A: 7.949%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                            NEXT LOAN RATE ADJUSTMENT
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED     WEIGHTED       WEIGHTED
   NEXT LOAN RATE ADJUSTMENT     OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE      AVERAGE        AVERAGE
         (MONTH-YEAR)               LOANS      PRINCIPAL BALANCE     BALANCE     COUPON    CREDIT SCORE   CURRENT LTV*
----------------------------------------------------------------------------------------------------------------------
February 2008                              1          139,720.59         0.34      6.875            537          53.74
March 2008                                 3          388,224.78         0.96      9.835            544          77.85
April 2008                                37        5,863,716.98        14.43      8.128            586          72.49
May 2008                                  51        9,116,201.69        22.44      8.298            580          68.92
June 2008                                  7        1,500,006.67         3.69      7.725            637          78.62
February 2009                              2          202,366.77         0.50      7.737            614          68.56
March 2009                                 3          418,246.53         1.03      8.744            544          76.76
April 2009                                24        4,549,136.24        11.20      8.153            613          80.69
May 2009                                  53       11,336,444.29        27.90      7.789            606          77.34
June 2009                                 22        6,473,377.20        15.93      7.536            673          76.37
April 2011                                 1          440,574.99         1.08      7.250            757          89.91
May 2011                                   1          201,892.98         0.50      8.000            678          99.95
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                   205       40,629,909.71       100.00      7.972            610          75.14
----------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS SERIES 2006-CB6
              GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                       SUMMARY                               TOTAL          MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------
         Aggregate Current Principal Balance            $718,870,368.03
               Number of Mortgage Loans                           3,785
        Average Current Principal Loan Balance          $    189,926.12   $ 1,227.59   $  998,847.16
       Average Original Principal Loan Balance          $    190,637.43   $11,808.28   $1,000,000.00
Weighted Average Current Combined Loan-to-Value Ratio             78.21%        4.72%         114.80%
         Weighted Average Mortgage Loan Rate                      8.185%       4.875%         15.950%
            Weighted Average Gross Margin                         6.234%       2.750%          9.200%
      Weighted Average Initial Periodic Rate Cap                  2.146%       1.000%          6.000%
    Weighted Average Subsequent Periodic Rate Cap                 1.188%       1.000%          3.000%
      (1) Weighted Average Minimum Mortgage Rate                  8.142%       5.625%         13.990%
        Weighted Average Maximum Mortgage Rate                   14.503%       9.875%         20.990%
 Weighted Average Original Term to Maturity (months)                355           83             540
 Weighted Average Remaining Term to Maturity (months)               350           10             539
        Weighted Average Term to Roll (months)                       25            1              59
          (1) Weighted Average Credit Score                         615          425             819

(13) Non-Zero Weighted average.

                                           PERCENT OF STATISTICAL CALCULATION
                                           DATE

                                   RANGE   PRINCIPAL BALANCE
                                  ------   -----------------
Loan Type                          Fixed               27.43%
                                   ARMs                72.57%

Lien                               First               96.75%
                                  Second                3.25%

Balloon Loans                                          36.30%
Interest Only Loans                                    13.93%
Dual Amortization Step Loans                            2.49%
FHA Insured Loans                                       0.03%
Seller Financed Loans                                   0.27%
Simple Interest Loans                                   None
Section 32 Loans                                        None
Loans with Borrower PMI                                 0.87%
Loans with Prepayment Penalties                        86.47%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            CURRENT PRINCIPAL BALANCE

                                                                PERCENTAGE OF
                                                  AGGREGATE     THE AGGREGATE              WEIGHTED
         RANGE OF                   NUMBER         CURRENT         CURRENT      WEIGHTED    AVERAGE     WEIGHTED
     CURRENT PRINCIPAL           OF MORTGAGE      PRINCIPAL       PRINCIPAL      AVERAGE    CREDIT       AVERAGE
         BALANCES                   LOANS          BALANCE         BALANCE       COUPON      SCORE    CURRENT LTV*
------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                      376    12,868,439.59            1.79     10.566        615          85.48
$50,000.01 to $100,000.00                591    44,020,781.32            6.12      9.258        615          79.27
$100,000.01 to $150,000.00               628    79,234,108.52           11.02      8.417        606          76.33
$150,000.01 to $200,000.00               699   122,472,262.61           17.04      8.337        609          77.63
$200,000.01 to $250,000.00               557   124,360,405.36           17.30      8.169        611          77.90
$250,000.01 to $300,000.00               352    96,464,686.94           13.42      8.018        608          78.05
$300,000.01 to $350,000.00               211    68,500,015.99            9.53      7.966        614          77.53
$350,000.01 to $400,000.00               156    58,407,524.80            8.12      7.843        616          78.39
$400,000.01 to $450,000.00                65    27,441,738.09            3.82      7.701        637          78.85
$450,000.01 to $500,000.00                53    24,981,516.86            3.48      7.739        629          76.92
$500,000.01 to $550,000.00                34    17,855,094.70            2.48      7.435        647          82.30
$550,000.01 to $600,000.00                19    11,047,531.47            1.54      7.809        614          78.73
$600,000.01 to $650,000.00                16    10,006,673.61            1.39      7.689        633          78.04
$650,000.01 to $700,000.00                10     6,750,546.66            0.94      7.474        642          83.92
$700,000.01 to $750,000.00                 5     3,606,510.55            0.50      7.675        663          84.66
$750,000.01 to $800,000.00                 5     3,842,609.36            0.53      7.115        648          78.31
$800,000.01 or greater                     8     7,009,921.60            0.98      7.571        663          85.08
------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785   718,870,368.03          100.00      8.185        615          78.21
------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  CREDIT SCORE

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE                WEIGHTED
                                    NUMBER                            CURRENT      WEIGHTED    AVERAGE
        RANGE OF                 OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE     CREDIT   WEIGHTED AVERAGE
      CREDIT SCORES                 LOANS      PRINCIPAL BALANCE      BALANCE        COUPON     SCORE       CURRENT LTV*
-------------------------------------------------------------------------------------------------------------------------
Not Available                              1          130,000.00            0.02     11.125          0              65.00
421 to 440                                 6          536,215.07            0.07     11.109        431              69.55
441 to 460                                11        1,875,880.07            0.26      9.305        456              59.78
461 to 480                                38        5,347,590.90            0.74      9.627        471              67.28
481 to 500                                79       11,191,273.97            1.56      9.392        491              67.25
501 to 520                               211       39,819,323.62            5.54      9.056        511              69.26
521 to 540                               253       47,466,639.09            6.60      8.589        530              69.76
541 to 560                               295       57,031,378.10            7.93      8.586        552              71.51
561 to 580                               301       56,325,330.20            7.84      8.408        570              75.37
581 to 600                               358       67,873,559.11            9.44      8.281        590              77.47
601 to 620                               457       88,840,718.72           12.36      8.170        611              80.32
621 to 640                               525       95,259,888.26           13.25      8.073        630              82.52
641 to 660                               442       86,738,884.50           12.07      7.987        649              82.24
661 to 680                               271       53,327,809.17            7.42      7.764        670              81.32
681 to 700                               186       35,787,894.88            4.98      7.736        691              82.72
701 to 720                               109       22,218,134.02            3.09      7.494        709              82.39
721 to 740                               105       20,430,954.72            2.84      7.522        730              81.77
741 to 760                                75       16,367,403.46            2.28      7.290        750              82.47
761 to 780                                42        8,609,196.75            1.20      7.328        771              83.40
781 to 800                                16        3,130,864.87            0.44      7.328        788              84.90
801 to 820                                 4          561,428.55            0.08      8.066        808              76.24
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03          100.00      8.185        615              78.21
-------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            ORIGINAL TERM TO MATURITY

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
          RANGE OF                  NUMBER         AGGREGATE           CURRENT     WEIGHTED     WEIGHTED
  ORIGINAL TERM TO MATURITY      OF MORTGAGE        CURRENT           PRINCIPAL     AVERAGE      AVERAGE     WEIGHTED AVERAGE
          (MONTHS)                  LOANS      PRINCIPAL BALANCE      BALANCE       COUPON    CREDIT SCORE     CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------
61 to 120                                 13          276,856.64            0.04      7.675            647              63.56
121 to 180                               316       19,718,944.71            2.74      9.939            642              90.14
181 to 240                                33        3,088,490.76            0.43      8.038            630              77.82
241 to 300                                25        1,790,546.21            0.25      7.626            580              86.49
301 to 360                             3,383      690,653,453.96           96.07      8.137            614              77.83
361 to 420                                 1           72,577.15            0.01      8.000            769              98.08
421 to 480                                12        2,940,565.34            0.41      8.148            637              85.57
481 to 540                                 2          328,933.26            0.05      7.851            619              77.02
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03          100.00      8.185            615              78.21
-----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED          WEIGHTED
  RANGE OF REMAINING TERM TO     OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
       MATURITY (MONTHS)            LOANS      PRINCIPAL BALANCE     BALANCE     COUPON         SCORE             LTV*
---------------------------------------------------------------------------------------------------------------------------
1 to 60                                    9           79,879.92         0.01      8.619              567             40.33
61 to 120                                 38        1,329,132.56         0.18      9.805              614             63.65
121 to 180                               298       19,115,554.20         2.66      9.930              643             91.42
181 to 240                                19        2,779,095.28         0.39      7.621              634             78.87
241 to 300                               209       15,394,981.11         2.14     10.253              578             79.46
301 to 360                             3,198      676,902,226.36        94.16      8.088              615             77.81
421 to 480                                12        2,940,565.34         0.41      8.148              637             85.57
481 to 540                                 2          328,933.26         0.05      7.851              619             77.02
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03       100.00      8.185              615             78.21
---------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  PROPERTY TYPE

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED          WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
        PROPERTY TYPES              LOANS      PRINCIPAL BALANCE     BALANCE     COUPON         SCORE             LTV*
---------------------------------------------------------------------------------------------------------------------------
Single Family                          2,844      528,743,381.92        73.55      8.171              613             78.17
PUD                                      466      103,982,877.53        14.46      8.152              618             79.62
2-4 Family                               206       44,005,804.51         6.12      8.305              617             74.28
Condominium                              229       39,129,158.26         5.44      8.251              630             79.51
Manufactured                              20        1,257,437.79         0.17      9.403              581             75.90
High Rise Condo                            5          880,061.20         0.12      8.659              576             78.72
Townhouse                                 10          586,244.44         0.08      9.425              615             82.59
Mobile Home                                5          285,402.38         0.04      8.777              607             74.21
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03       100.00      8.185              615             78.21
---------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                                 OCCUPANCY TYPE

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED          WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
        OCCUPANCY TYPES             LOANS      PRINCIPAL BALANCE     BALANCE     COUPON         SCORE             LTV*
---------------------------------------------------------------------------------------------------------------------------
Primary                                3,505      664,959,716.58        92.50      8.145              612             78.04
Investor                                 233       41,979,473.46         5.84      8.695              643             79.73
Secondary                                 47       11,931,177.99         1.66      8.620              640             82.43
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03       100.00      8.185              615             78.21
---------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                                  LOAN PURPOSE

                                                                   PERCENTAGE
                                                                     OF THE
                                                                    AGGREGATE
                                    NUMBER                           CURRENT    WEIGHTED      WEIGHTED          WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT    PRINCIPAL    AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
         LOAN PURPOSE               LOANS      PRINCIPAL BALANCE     BALANCE     COUPON         SCORE             LTV*
---------------------------------------------------------------------------------------------------------------------------
C/O Refinance                          2,355      488,909,239.49        68.01      8.140              601             75.97
Purchase                               1,243      199,115,873.28        27.70      8.310              650             84.03
R/T Refinance                            187       30,845,255.26         4.29      8.085              610             76.25
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03       100.00      8.185              615             78.21
---------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                           CURRENT MORTGAGE LOAN RATE

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
       RANGE OF                     NUMBER                            CURRENT      WEIGHTED      WEIGHTED          WEIGHTED
CURRENT MORTGAGE LOAN            OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
         RATES                      LOANS      PRINCIPAL BALANCE      BALANCE       COUPON         SCORE             LTV*
------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                           1          218,130.73            0.03      4.875              532             84.50
5.501% to 6.000%                          21        5,549,909.85            0.77      5.917              669             68.43
6.001% to 6.500%                          98       25,252,201.12            3.51      6.372              649             68.20
6.501% to 7.000%                         358       86,816,748.34           12.08      6.845              654             73.01
7.001% to 7.500%                         486      105,520,518.23           14.68      7.330              637             76.12
7.501% to 8.000%                         778      173,464,636.50           24.13      7.814              623             79.80
8.001% to 8.500%                         439       94,503,211.54           13.15      8.304              605             79.88
8.501% to 9.000%                         476       93,015,643.82           12.94      8.791              584             79.32
9.001% to 9.500%                         250       43,195,228.87            6.01      9.296              583             81.65
9.501% to 10.000%                        248       38,009,406.07            5.29      9.786              580             80.97
10.001% to 10.500%                       144       16,343,991.31            2.27     10.298              580             80.36
10.501% to 11.000%                       157       15,583,054.78            2.17     10.816              576             80.66
11.001% to 11.500%                       121        9,102,283.95            1.27     11.354              562             79.69
11.501% to 12.000%                       115        7,239,524.13            1.01     11.819              603             89.06
12.001% to 12.500%                        46        2,809,699.01            0.39     12.262              569             84.72
12.501% to 13.000%                        18        1,125,580.01            0.16     12.741              581             78.95
13.001% to 13.500%                        18          782,474.40            0.11     13.269              587             88.50
13.501% to 14.000%                         7          228,874.91            0.03     13.849              590             82.57
14.001% to 14.500%                         1           52,686.03            0.01     14.140              658             62.72
14.501% to 15.000%                         1           26,433.64            0.00     14.980              607             48.06
15.501% to 16.000%                         2           30,130.79            0.00     15.950              542             68.84
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03          100.00      8.185              615             78.21
------------------------------------------------------------------------------------------------------------------------------

* Combined LTV if the loan is a second lien

Minimum: 4.875%
Maximum: 15.950%
W.A: 8.185%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO*

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
         RANGE OF                   NUMBER                            CURRENT      WEIGHTED      WEIGHTED          WEIGHTED
     CURRENT COMBINED            OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
   LOAN-TO-VALUE RATIOS             LOANS      PRINCIPAL BALANCE      BALANCE       COUPON         SCORE             LTV*
------------------------------------------------------------------------------------------------------------------------------
0.01% to 10.00%                            4          173,955.92            0.02      8.350              619              7.19
10.01% to 20.00%                          13        1,362,612.06            0.19      7.952              612             16.05
20.01% to 30.00%                          41        4,603,713.82            0.64      7.854              582             26.07
30.01% to 40.00%                          80       10,858,148.11            1.51      8.197              582             35.73
40.01% to 50.00%                         166       27,140,380.84            3.78      7.959              581             45.78
50.01% to 60.00%                         263       49,305,825.73            6.86      7.881              575             56.11
60.01% to 70.00%                         459       95,365,892.71           13.27      8.161              574             66.36
70.01% to 80.00%                         998      221,705,581.72           30.84      7.913              632             77.69
80.01% to 90.00%                         842      184,425,306.26           25.65      8.259              615             87.67
90.01% to 100.00%                        886      121,064,503.09           16.84      8.761              641             96.40
100.01% to 110.00%                        29        2,624,011.73            0.37      8.845              607            102.38
110.01% to 120.00%                         4          240,436.04            0.03      8.021              612            113.16
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03          100.00      8.185              615             78.21
------------------------------------------------------------------------------------------------------------------------------

* Combined LTV if the loan is a second lien

Minimum: 4.72%
Maximum: 114.80%
W.A: 78.21%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                             GEOGRAPHIC DISTRIBUTION

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE      AVERAGE        AVERAGE
    GEOGRAPHIC DISTRIBUTION         LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON    CREDIT SCORE   CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------
California                               800      211,594,034.78               29.43      7.852            617          72.95
Florida                                  764      136,427,683.39               18.98      8.424            609          79.15
Arizona                                  196       40,071,257.58                5.57      8.327            602          78.15
New York                                 101       25,532,002.91                3.55      8.034            605          75.02
Illinois                                 120       20,686,954.39                2.88      8.100            627          83.96
Nevada                                    96       20,525,413.58                2.86      8.194            628          78.48
Pennsylvania                             136       20,321,895.63                2.83      8.231            610          82.69
Maryland                                  89       20,003,544.52                2.78      8.248            601          80.41
Virginia                                  84       18,613,538.26                2.59      8.184            601          77.44
Texas                                    179       18,041,137.48                2.51      8.723            618          82.39
Washington                                80       17,111,676.88                2.38      8.049            633          78.11
Colorado                                  89       16,136,712.66                2.24      7.919            636          82.55
Connecticut                               49       10,716,188.57                1.49      8.371            615          79.12
Michigan                                  79       10,652,824.38                1.48      8.676            617          88.54
Minnesota                                 57       10,628,478.72                1.48      8.228            630          86.20
Hawaii                                    25        8,422,823.82                1.17      7.844            622          70.77
Massachusetts                             50        7,888,850.82                1.10      8.575            596          68.64
New Jersey                                38        7,856,598.77                1.09      8.200            605          78.66
Missouri                                  60        7,622,917.72                1.06      8.757            608          87.17
North Carolina                            56        6,990,826.06                0.97      9.025            612          85.82
Kentucky                                  59        6,557,672.65                0.91      8.230            611          84.55
Ohio                                      58        6,467,373.31                0.90      8.359            620          86.80
Tennessee                                 43        5,506,015.94                0.77      8.447            627          89.11
Oregon                                    31        4,862,954.04                0.68      8.048            633          77.71
Wisconsin                                 32        4,861,577.63                0.68      8.590            624          88.66
Utah                                      26        4,500,693.58                0.63      8.229            629          81.80
Indiana                                   46        4,346,418.53                0.60      8.384            635          89.39
Louisiana                                 34        4,238,414.81                0.59      8.293            623          84.46
Rhode Island                              29        4,223,971.07                0.59      8.603            634          82.79
Idaho                                     31        3,859,865.66                0.54      8.392            616          76.49
Delaware                                  19        3,823,930.45                0.53      8.139            581          86.89
Kansas                                    20        3,511,583.89                0.49      8.344            632          90.26
Georgia                                   27        3,301,088.06                0.46      8.906            612          86.98
Alabama                                   27        2,914,720.70                0.41      8.607            602          85.37
South Carolina                            21        2,363,568.00                0.33      7.829            628          68.66
New Hampshire                             11        2,129,061.52                0.30      8.074            627          82.77
Iowa                                      16        2,128,528.58                0.30      8.312            598          84.90
District of Columbia                       7        1,898,284.40                0.26      7.994            609          70.12
Mississippi                               23        1,827,840.43                0.25      8.800            618          84.03
Arkansas                                  13        1,632,338.19                0.23      8.294            627          85.45
Oklahoma                                  16        1,615,746.13                0.22      8.765            614          86.36
Maine                                      9        1,591,925.22                0.22      7.737            640          82.06
Montana                                   12        1,512,235.13                0.21      8.919            615          79.63
West Virginia                              7          837,656.43                0.12      8.023            610          89.88
New Mexico                                 5          642,984.32                0.09      8.041            625          96.14
Nebraska                                   6          577,900.74                0.08      9.058            642          82.80
Wyoming                                    4          516,119.76                0.07      7.857            663          81.79
Alaska                                     3          402,063.17                0.06      8.576            594          70.87
North Dakota                               1          196,532.10                0.03      9.250            566          94.94
South Dakota                               1          175,942.67                0.02      6.700            660          74.87
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03              100.00      8.185            615          78.21
-----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE      AVERAGE        AVERAGE
      LOAN DOCUMENTATION            LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON    CREDIT SCORE   CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------
Full Documentation                     2,179      410,424,270.02               57.09      7.972            609          79.30
Stated Income                          1,321      262,878,595.76               36.57      8.501            624          76.05
Limited Documentation                    113       24,538,774.67                3.41      8.272            606          83.40
Alternate Documentation                   69       11,280,338.56                1.57      7.964            619          83.03
No Documentation                          86        6,134,711.07                0.85      9.117            611          70.27
Streamlined Documentation                 11        3,081,498.11                0.43      7.895            613          73.49
Missing Documentation                      6          532,179.84                0.07      7.821            557          88.94
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03              100.00      8.185            615          78.21
-----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                             PREPAYMENT PENALTY TERM

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE      AVERAGE        AVERAGE
   PREPAYMENT PENALTY TERMS         LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON    CREDIT SCORE   CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------
None                                     735       97,253,860.95               13.53      8.611            603          80.64
6                                          9        1,494,439.69                0.21      8.381            631          85.19
12                                       149       37,170,928.57                5.17      8.223            632          74.81
13                                         1           21,919.17                0.00     10.625            688          99.93
18                                         1           65,248.72                0.01      7.500            643          86.42
24                                     1,271      282,407,370.95               39.28      8.259            599          75.50
30                                         9        1,827,462.64                0.25      8.410            627          92.14
36                                     1,571      295,369,359.18               41.09      7.952            631          80.33
42                                         1          124,945.18                0.02     11.625            517          77.13
48                                         1           57,738.43                0.01     12.990            562          67.93
60                                        37        3,077,094.55                0.43      9.296            606          76.65
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03              100.00      8.185            615          78.21
-----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                               INTEREST ONLY TERM

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE      AVERAGE        AVERAGE
      INTEREST ONLY TERM            LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON    CREDIT SCORE   CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------
None                                  3,422       618,734,997.72               86.07      8.265            608          77.52
24                                        5         1,134,500.00                0.16     11.226            516          69.41
36                                        1           100,000.00                0.01     10.250            455          35.71
60                                      354        98,097,670.31               13.65      7.656            659          82.70
84                                        1           132,000.00                0.02      7.625            792          80.00
120                                       2           671,200.00                0.09      6.286            730          80.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,785       718,870,368.03              100.00      8.185            615          78.21
-----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

                              DEBT-TO-INCOME RATIO

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE      AVERAGE        AVERAGE
RANGE OF DEBT-TO-INCOME RATIOS      LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON    CREDIT SCORE   CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------
0.00% <=                                 126        8,613,443.90                1.20      8.975            601          74.60
0.01% to 10.00%                           13        2,433,029.73                0.34      7.770            621          66.25
10.01% to 20.00%                          91       13,287,981.96                1.85      8.254            614          71.67
20.01% to 30.00%                         361       58,531,155.86                8.14      8.109            610          74.97
30.01% to 40.00%                         860      159,006,521.65               22.12      8.214            615          78.90
40.01% to 50.00%                       1,687      340,957,759.46               47.43      8.168            618          79.40
50.01% to 60.00%                         647      136,040,475.47               18.92      8.175            609          76.92
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,785      718,870,368.03              100.00      8.185            615          78.21
-----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 2.23%
Maximum: 59.97%
N.Z.W.A: 42.63%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  GROSS MARGIN
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                    NUMBER                         PERCENTAGE OF THE   WEIGHTED     WEIGHTED       WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT   AGGREGATE CURRENT    AVERAGE      AVERAGE        AVERAGE
    RANGE OF GROSS MARGINS          LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON    CREDIT SCORE   CURRENT LTV*
-----------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                          23        4,522,957.41                0.87      6.989            712          84.77
3.001% to 3.500%                           2          306,765.63                0.06      7.379            608          49.84
3.501% to 4.000%                           3          490,414.64                0.09      7.247            707          77.37
4.001% to 4.500%                          39        9,897,221.55                1.90      7.370            645          80.55
4.501% to 5.000%                          58       15,966,303.21                3.06      6.864            679          76.60
5.001% to 5.500%                         162       35,634,622.39                6.83      7.735            645          83.60
5.501% to 6.000%                         653      148,048,899.56               28.38      8.056            614          82.32
6.001% to 6.500%                         692      161,599,562.90               30.98      8.046            608          76.19
6.501% to 7.000%                         369       78,387,716.57               15.03      8.544            582          73.03
7.001% to 7.500%                         216       45,612,477.79                8.74      8.933            586          71.67
7.501% to 8.000%                          75       15,603,718.58                2.99      8.906            611          78.58
8.001% to 8.500%                          25        4,140,377.09                0.79      9.171            585          82.38
8.501% to 9.000%                           7        1,286,712.43                0.25      9.858            588          91.08
9.001% to 9.500%                           1          194,415.58                0.04     10.200            652          94.84
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,325      521,692,165.33              100.00      8.161            610          77.89
-----------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 2.750%
Maximum: 9.200%
W.A: 6.234%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            INITIAL PERIODIC RATE CAP
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
                                    NUMBER                            CURRENT      WEIGHTED      WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE   AVERAGE CREDIT   WEIGHTED AVERAGE
 INITIAL PERIODIC RATE CAPS         LOANS      PRINCIPAL BALANCE      BALANCE       COUPON        SCORE          CURRENT LTV*
-------------------------------------------------------------------------------------------------------------------------------
1.000%                                    12        1,231,809.06            0.24     10.685              569              73.78
1.500%                                   731      173,500,775.40           33.26      8.246              588              70.83
2.000%                                   821      185,624,895.25           35.58      8.073              615              85.97
3.000%                                   756      160,415,026.85           30.75      8.155              627              76.14
6.000%                                     5          919,658.77            0.18      7.363              736              88.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,325      521,692,165.33          100.00      8.161              610              77.89
-------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 6.000%
W.A: 2.146%

                          SUBSEQUENT PERIODIC RATE CAP
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
                                    NUMBER                            CURRENT      WEIGHTED      WEIGHTED
                                 OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE   AVERAGE CREDIT  WEIGHTED AVERAGE
SUBSEQUENT PERIODIC RATE CAPS       LOANS      PRINCIPAL BALANCE      BALANCE       COUPON        SCORE         CURRENT LTV*
-------------------------------------------------------------------------------------------------------------------------------
1.000%                                 1,518      334,885,760.76           64.19      8.074              624              81.79
1.500%                                   779      181,989,894.52           34.88      8.292              587              70.95
2.000%                                    11        2,541,609.95            0.49      7.302              557              70.00
3.000%                                    17        2,274,900.10            0.44     11.412              489              67.58
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,325      521,692,165.33          100.00      8.161              610              77.89
-------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 3.000%
W.A: 1.188%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                              MAXIMUM MORTGAGE RATE
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
                                    NUMBER                            CURRENT      WEIGHTED      WEIGHTED
            RANGE OF             OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE   AVERAGE CREDIT   WEIGHTED AVERAGE
     MAXIMUM MORTGAGE RATES         LOANS      PRINCIPAL BALANCE      BALANCE       COUPON        SCORE          CURRENT LTV*
-------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                          1          218,130.73            0.04      4.875              532              84.50
10.501% to 11.000%                         1          314,336.27            0.06      5.850              598              63.50
11.001% to 11.500%                         2          765,400.00            0.15      9.541              598              84.99
11.501% to 12.000%                         5        1,630,087.37            0.31      6.205              676              83.29
12.001% to 12.500%                        32        9,528,694.45            1.83      6.438              670              76.01
12.501% to 13.000%                       153       40,140,294.72            7.69      6.834              675              76.27
13.001% to 13.500%                       238       57,836,929.00           11.09      7.229              649              77.73
13.501% to 14.000%                       446      109,266,405.20           20.94      7.621              627              79.29
14.001% to 14.500%                       337       76,704,313.11           14.70      7.979              607              80.46
14.501% to 15.000%                       401       89,135,838.24           17.09      8.395              591              78.60
15.001% to 15.500%                       195       39,668,009.62            7.60      8.760              585              75.93
15.501% to 16.000%                       181       38,929,555.19            7.46      9.166              570              76.97
16.001% to 16.500%                       100       20,532,604.46            3.94      9.553              575              77.78
16.501% to 17.000%                        99       17,412,825.94            3.34      9.937              572              73.85
17.001% to 17.500%                        52        7,517,910.88            1.44     10.585              544              72.38
17.501% to 18.000%                        30        5,067,779.59            0.97     10.874              549              69.61
18.001% to 18.500%                        12        1,666,117.04            0.32     11.541              527              69.17
18.501% to 19.000%                        11        1,897,010.75            0.36     11.532              553              70.87
19.001% to 19.500%                        25        2,944,498.84            0.56     11.746              495              68.04
19.501% to 20.000%                         3          492,817.18            0.09     12.344              512              63.51
20.501% to 21.000%                         1           22,606.75            0.00     13.990              543              68.51
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,325      521,692,165.33          100.00      8.161              610              77.89
-------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum: 9.875%
Maximum: 20.990%
W.A: 14.503%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                              MINIMUM MORTGAGE RATE
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
                                    NUMBER                            CURRENT      WEIGHTED      WEIGHTED          WEIGHTED
         RANGE OF                OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
  MINIMUM MORTGAGE RATES            LOANS      PRINCIPAL BALANCE      BALANCE       COUPON         SCORE             LTV*
------------------------------------------------------------------------------------------------------------------------------
No Floor                                 132       29,353,545.63            5.63      8.276              616             79.17
5.501% to 6.000%                          14        3,588,111.67            0.69      6.143              628             64.36
6.001% to 6.500%                          52       15,638,139.00            3.00      6.360              640             70.17
6.501% to 7.000%                         210       56,359,386.01           10.80      6.854              655             73.16
7.001% to 7.500%                         301       71,087,872.94           13.63      7.335              639             77.31
7.501% to 8.000%                         478      118,984,687.03           22.81      7.813              622             79.87
8.001% to 8.500%                         309       70,221,221.80           13.46      8.307              602             80.28
8.501% to 9.000%                         348       72,147,300.60           13.83      8.798              578             78.88
9.001% to 9.500%                         168       32,732,303.52            6.27      9.322              574             79.89
9.501% to 10.000%                        149       28,479,664.77            5.46      9.821              573             79.22
10.001% to 10.500%                        53        9,049,452.02            1.73     10.316              556             74.27
10.501% to 11.000%                        43        6,498,179.93            1.25     10.853              546             70.22
11.001% to 11.500%                        41        4,726,942.78            0.91     11.426              502             69.73
11.501% to 12.000%                         9        1,106,624.45            0.21     11.844              589             71.36
12.001% to 12.500%                         7        1,038,242.46            0.20     12.354              557             74.01
12.501% to 13.000%                         5          481,293.81            0.09     12.702              553             64.97
13.001% to 13.500%                         5          176,590.16            0.03     13.331              540             70.81
13.501% to 14.000%                         1           22,606.75            0.00     13.990              543             68.51
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,325      521,692,165.33          100.00      8.161              610             77.89
------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Minimum (non-zero): 5.625%
Maximum: 13.990%
N.Z.W.A: 8.142%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED                   [C-BASS (SM) LOGO]
CERTIFICATES, SERIES 2006-CB6                       CREDIT-BASED ASSET SERVICING
$685,611,000 (APPROXIMATE)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            NEXT LOAN RATE ADJUSTMENT
                        (ADJUSTABLE RATE MORTGAGE LOANS)

                                                                   PERCENTAGE OF
                                                                        THE
                                                                     AGGREGATE
        NEXT LOAN RATE              NUMBER                            CURRENT      WEIGHTED      WEIGHTED          WEIGHTED
          ADJUSTMENT             OF MORTGAGE   AGGREGATE CURRENT     PRINCIPAL      AVERAGE   AVERAGE CREDIT   AVERAGE CURRENT
         (MONTH-YEAR)               LOANS      PRINCIPAL BALANCE      BALANCE       COUPON         SCORE             LTV*
------------------------------------------------------------------------------------------------------------------------------
August 2006                                9          556,752.99            0.11     11.262              582             74.30
September 2009                             7          889,456.89            0.17     11.265              575             76.88
October 2006                              11          717,415.56            0.14     11.208              567             78.63
November 2006                             22        1,508,130.14            0.29     11.154              583             74.64
December 2006                             14        1,161,979.23            0.22     11.467              537             78.62
January 2007                              25        2,095,014.07            0.40     11.355              585             74.26
February 2007                              7          557,258.42            0.11      8.990              587             56.72
April 2007                                 1           67,161.86            0.01      7.325              562             79.04
August 2007                                1          262,356.02            0.05      6.625              699             99.00
September 2007                             1          160,378.11            0.03      6.090              514             58.38
October 2007                               2          278,309.46            0.05      6.937              663             78.90
November 2007                             11        3,062,143.75            0.59      7.692              610             76.41
December 2007                              5        1,456,667.04            0.28      7.748              607             93.07
January 2008                              41        8,790,258.40            1.68      7.924              586             70.88
February 2008                             61       13,149,809.57            2.52      8.490              599             78.31
March 2008                               163       37,250,090.96            7.14      8.355              595             73.56
April 2008                               968      226,005,967.72           43.32      8.268              594             76.70
May 2008                                 181       41,864,578.12            8.02      8.282              599             75.87
June 2008                                112       25,179,882.90            4.83      7.739              665             77.78
July 2008                                  1          142,650.40            0.03      7.500              620             88.33
August 2008                                1           53,148.49            0.01      7.500              492             44.29
September 2008                             4          602,025.46            0.12      8.676              574             79.36
October 2008                               1          107,490.87            0.02      9.350              481             89.58
December 2008                              2          594,776.31            0.11      7.152              569             88.02
January 2009                               6        1,374,294.57            0.26      8.106              591             87.11
February 2009                              9        1,589,988.96            0.30      8.609              614             83.86
March 2009                                20        4,840,989.06            0.93      7.906              612             81.21
April 2009                               280       63,238,689.67           12.12      8.068              619             86.62
May 2009                                 133       30,212,418.72            5.79      7.679              632             77.79
June 2009                                189       45,996,355.84            8.82      7.718              661             77.23
January 2011                               1          125,994.94            0.02      6.875              618             56.00
February 2011                              1          186,000.00            0.04      7.900              647             72.94
March 2011                                 2          375,142.20            0.07      8.712              686             85.67
April 2011                                17        3,698,484.70            0.71      7.438              672             81.10
May 2011                                   6        1,230,736.49            0.24      7.260              661             88.11
June 2011                                 10        2,309,367.44            0.44      7.369              690             73.23
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 2,325      521,692,165.33          100.00      8.161              610             77.89
------------------------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.